PAINEWEBBER TAX-FREE BOND FUNDS                               SEMIANNUAL REPORT

Dear Shareholder,                                             October 16, 2000

We are pleased to present you with the semiannual report for PaineWebber California Tax-Free Income Fund, PaineWebber National Tax-Free Income Fund, PaineWebber Municipal High Income Fund and PaineWebber New York Tax-Free Income Fund for the six-month period ended August 31, 2000.

MARKET REVIEW

[ICON] During the six-month period ended August 31, 2000, market sentiment toward the fixed-income markets changed dramatically for the better. A broad-based decline in stock prices triggered renewed interest in the relative stability of fixed-income investments. In addition, investors reacted favorably to evidence that the Federal Reserve Board's tight monetary policy of raising short-term interest rates was having the desired effect of containing inflation and slowing the pace of economic growth. In general, an environment of relatively low inflation and moderate economic growth is positive for bonds.

   In the tax-exempt area of the market, many state and local municipalities enjoyed continued prosperity. Several years of robust economic growth and low unemployment have boosted property tax valuations and tax revenues. As a result, the coffers of many municipalities are relatively full.

   Both municipal and high-yield municipal bonds rallied during the period; however, the performance of high-yield bonds lagged that of higher-rated securities. Nevertheless, the performance of the municipal market, as measured by the Lehman Brothers Municipal Bond Index, rose 6.79% for the six months ended August 31, 2000. For the same period, municipal bonds outperformed the taxable bond market. The Lehman Brothers Aggregate Bond Index, which tracks the performance of taxable bonds, gained 5.53%.

OUTLOOK

   Because the bond market has advanced significantly during the past six months, it is possible that it will take a breather in the short term before continuing its positive trend. Recent economic data indicate that the Federal Reserve Board may have achieved its goal of a "soft landing," one in which the economy slows but does not move into recession. If so, there may be no further interest-rate hikes. An environment of moderate economic growth and relatively stable interest rates should be positive for fixed-income investments.

SEMIANNUAL REPORT

PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND

PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN, PERIODS ENDED 8/31/00

                                         6 Months   1 Year    5 Years 10 Years  Inception(0)
                              CLASS A*     8.91%     7.88%     5.63%     6.50%     7.49%

Before Deducting              CLASS B**    8.38      6.94      4.81       N/A      5.54
Maximum Sales Charge
                              CLASS C+     8.53      7.33      5.08       N/A      4.90

                              CLASS Y++    8.96      8.05       N/A       N/A      4.18

                              CLASS A*     4.59      3.57      4.77      6.07      7.20

After Deducting               CLASS B**    3.38      1.94      4.48       N/A      5.54
Maximum Sales Charge
                              CLASS C+     7.78      6.58      5.08       N/A      4.90

LB Municipal Bond Index                    6.79      6.77      6.03      7.38      8.43
Lipper California Municipal                7.99      6.90      5.68      6.94      8.28
Debt Funds Median


The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Six-month and one-year returns are cumulative.

(0) Inception: since commencement of issuance on September 16, 1985 for Class A shares, July 1, 1991 for Class B shares, July 2, 1992 for Class C shares and February 5, 1998 for Class Y shares. Index and Lipper Median inception returns are as of oldest share class inception.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

PORTFOLIO HIGHLIGHTS

   For the six-month period ended August 31, 2000, all share classes outperformed both the Lipper California Municipal Debt Median and the Lipper Municipal Bond Index. An average duration (a measure of a bond portfolio's sensitivity to interest rate changes) that was shorter than the benchmark helped contribute to the positive performance, and overweighting in the 15-to-20 year area of the yield curve continued to aid performance.

   Lower bond supply and increased demand have continued to benefit the short-maturity end of the municipal curve. The curve has begun to steepen on the long end, however, as long bonds have responded positively to the probability that interest rates will remain stable at least through year-end. Bullish sentiment marked May and especially June, when reinvested cash and the expiration of June municipal bond futures helped to bolster the market. Demand for California issues has been strong, with 10-year bonds performing 25 to 30 basis points higher than their AAA counterparts, which represent the strongest national general

[SIDENOTE]
INVESTMENT GOAL:
High current income exempt from federal income tax and California personal income tax

PORTFOLIO MANAGER:
Elbridge T. Gerry, III
Mitchell Hutchins Asset Management Inc.

COMMENCEMENT:
September 16, 1985 (Class A)
July 1, 1991 (Class B)
July 2, 1992 (Class C)
February 5, 1998 (Class Y)

DIVIDEND PAYMENTS:
Monthly

PAINEWEBBER TAX-FREE BOND FUNDS                               SEMIANNUAL REPORT

obligation bonds. (A basis point equals 1/100 of one percent.)

   In June, we added two new bonds to our portfolio. One, issued by San Francisco International Airport (2.4%),* was deeply discounted and added nine basis points in yield. This purchase makes the airport sector one of the top five in the Fund. The other bond, Little Lake City School District (0.9%),* was purchased as a premium coupon bond, providing an opportunity to buy a larger coupon with a minimal price premium.

   Going forward, the Fund is poised to take advantage of opportunities presented in the market. Both weighted average duration and weighted average maturity have shortened since the beginning of the period. As has been the case for most of this year, we expect the 15-20 year area of the municipal yield curve to remain the most attractive.

PROPOSED FUND MERGER

   On October 6, 2000, the board of trustees unanimously approved the merger of the PaineWebber California Tax-Free Income Fund into the MFS California Municipal Bond Fund. The proposed merger will be submitted to shareholders at meetings expected to be held in February 2001. If approved by the PaineWebber fund's shareholders, the merger is expected to become effective in March 2001.

   More information about the proposed merger for the PaineWebber California Tax-Free Income Fund is set out in the October 10, 2000 supplement to the prospectus dated June 30, 2000 and additional information will be provided to shareholders in proxy solicitation materials that are expected to be mailed in December 2000.

PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND--PORTFOLIO STATISTICS


CHARACTERISTICS*                         8/31/00        2/29/00
------------------------------------------------------------------
Weighted Average Duration                  7.8 yrs         8.9 yrs
Weighted Average Maturity                 18.2 yrs        19.6 yrs
AMT Paper (%)                             11.6%           11.3%
Net Assets ($mm)                         $127.4          $126.8
------------------------------------------------------------------


TOP FIVE SECTORS*                   8/31/00                                     2/29/00
---------------------------------------------------------------------------------------
Tax Allocation                        14.7%   Tax Allocation                      15.5%
Power                                 13.9    Power                               13.6
General Obligation                    12.9    General Obligation                  11.1
Special Tax                            9.7    Special Tax                          9.0
Airport                                8.2    Water                                8.9
---------------------------------------------------------------------------------------
Total                                 59.4    Total                               58.1


* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND -- PORTFOLIO STATISTICS


CREDIT QUALITY*                          8/31/00        2/29/00
--------------------------------------------------------------------------------
Cash                                         0.2%          0.8%
AAA                                         57.8          55.5
AA                                           6.2           8.5
A                                            4.9           5.1
BBB                                         17.9          16.4
Non-Rated                                   13.0          13.7
--------------------------------------------------------------------------------
Total                                      100.0         100.0

PAINEWEBBER NATIONAL TAX-FREE
INCOME FUND
================================================================================

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN, PERIODS ENDED 8/31/00

                                          6 Months   1 Year    5 Years  10 Years Inception(0)
                            CLASS A*        6.49%     5.67%     5.06%     6.35%     7.73%

        Before Deducting    CLASS B**       5.98      4.84      4.23       N/A      5.42
    Maximum Sales Charge
                            CLASS C+        6.11      5.02      4.50       N/A      4.67

                            CLASS Y++       6.62      5.92       N/A       N/A      4.94


                            CLASS A*        2.27      1.46      4.20      5.91      7.45

         After Deducting    CLASS B**       0.98     -0.15      3.90       N/A      5.42
    Maximum Sales Charge
                            CLASS C+        5.36      4.27      4.50       N/A      4.67

 LB Municipal Bond Index                    6.79      6.77      6.03      7.38      8.82
Lipper General Municipal
       Debt Funds Median                    6.39      5.24      5.07      6.77      8.30


The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Six-month and one-year returns are cumulative.

(0) Inception: since commencement of issuance on December 3, 1984 for Class A shares, July 1, 1991 for Class B shares, July 2, 1992 for Class C shares and November 3, 1995 for Class Y shares. Index and Lipper Median inception returns are as of oldest share class inception.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

[SIDENOTE]
INVESTMENT GOAL:
High current income exempt from federal income tax consistent with the preservation of capital and liquidity

PORTFOLIO MANAGER:
Elbridge T. Gerry, III
Mitchell Hutchins Asset
Management Inc

COMMENCEMENT:
December 3, 1984 (Class A)
July 1, 1991 (Class B)
July 2, 1992 (Class C)
November 3, 1995 (Class Y)

DIVIDEND PAYMENTS:
Monthly

PAINEWEBBER TAX-FREE BOND FUNDS                             SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

   On the heels of the huge Treasury debt buyback in February, the period began positively as the Fund returned 2.2% in March. April, however, was a different story as the economy continued to overheat, prompting speculation of yet another interest rate increase by the Federal Reserve. Both Treasurys and the municipal market stalled while awaiting the latest interest rate hike in mid-May. Since then, the economy has stabilized, interest rates are predicted to remain stable through the end of the year and bond markets, in general, have rebounded.

   For the six-month period ended August 31, 2000, the Fund's various share classes were in line with or slightly lower than the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Median, with Class A shares returning 6.49%.

   Strong market momentum marked most of the summer, as mostly comforting economic news combined with a scarcity of new issues, particularly in the 10-year range. This lower bond supply has limited the opportunities to acquire premium coupon bonds, but we have found relative value in the 15-25 year range of the municipal yield curve.

   California 10-year bonds in particular continue to perform strongly, outperforming the AAA ten-year by 25-30 basis points. (A basis point equals 1/100th of one percent.) Other states also have shown such relative value compared to the AAA ten-year. More than half of our portfolio consists of debt from Texas, Illinois, New York, California and Indiana.

   We will continue to monitor credit quality in the secondary markets which featured some poorly structured bonds, as well as the yield curve, which has increased on the long maturity end in recent months. The curve tends to flatten during interest rate increases and steepens at the end of most interest rate tightening cycles. The announced intention by the Treasury in August to buy back $750 million in shorter-term debt also marks the first time in almost a year that 30-year bonds remain relatively untouched by the buyback, which may temper enthusiasm on the long end of the Treasury yield curve.

PROPOSED MERGER AND NEW FUND MANAGEMENT
================================================================================

On October 6, 2000, the board of trustees unanimously approved the merger of the PaineWebber National Tax-Free Income Fund into the PACE Municipal Fixed Income Investments. The proposed merger will be submitted to shareholders at meetings expected to be held in January 2001. If approved by the PaineWebber fund's shareholders, the merger is expected to become effective no later than early March 2001.

   On October 6, 2000, the board of trustees for the PaineWebber fund terminated the existing Investment Advisory and Administration Contract with Mitchell Hutchins relating to that PaineWebber fund and approved new interim investment management arrangements that became effective on October 10, 2000, including a new interim sub-advisory contract with Standish, Ayer & Wood, Inc. who took over day-to-day portfolio management of the fund effective October 10, 2000.

   More information about the proposed merger for the PaineWebber National Tax-Free Income Fund and the new investment management

SEMIANNUAL REPORT

arrangements and the related investment strategy changes is set out in the October 10, 2000 supplement to the prospectus dated June 30, 2000 and additional information will be provided to shareholders in proxy solicitation materials that are expected to be mailed in November 2000.

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND -- PORTFOLIO STATISTICS


CHARACTERISTICS*                         8/31/00        2/29/00
---------------------------------------------------------------------------------------
Weighted Average Duration                7.4 yrs        8.0 yrs
Weighted Average Maturity               18.2 yrs       18.2 yrs
AMT Paper (%)                             13.8%          12.8%
Net Assets ($mm)                         $248.2         $250.2
---------------------------------------------------------------------------------------


TOP FIVE SECTORS*                   8/31/00                                     2/29/00
---------------------------------------------------------------------------------------
Power                                 16.2%   Power                               16.1%
General Obligation                    15.2    General Obligation                  12.8
Water                                 13.0    Toll                                11.6
Lease                                 12.3    Lease                                9.4
Toll                                   9.0    Water                                7.9
---------------------------------------------------------------------------------------
Total                                 65.7    Total                               57.8


TOP FIVE STATES*                    8/31/00                                     2/29/00
---------------------------------------------------------------------------------------
Texas                                 19.0%   Texas                               16.9%
Illinois                              12.7    Illinois                            13.8
California                             9.0    New York                             8.5
New York                               7.3    California                           8.4
Indiana                                6.0    New Jersey                           8.3
---------------------------------------------------------------------------------------
Total                                 54.0    Total                               55.8


CREDIT QUALITY*                     8/31/00                                     2/29/00
---------------------------------------------------------------------------------------
SP1 & A1                              --                                           3.2%
AAA                                   43.5%                                       41.4
AA                                    15.4                                        14.6
A                                      5.8                                         7.1
BBB                                   12.3                                        13.1
BB                                     2.8                                         2.8
Non-Rated                             18.3                                        17.8
Cash                                   1.9                                        --
---------------------------------------------------------------------------------------
Total                                100.0                                       100.0

*Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

PAINEWEBBER TAX-FREE BOND FUNDS                             SEMIANNUAL REPORT

PAINEWEBBER MUNICIPAL HIGH INCOME FUND
================================================================================


AVERAGE ANNUAL TOTAL RETURN, PERIODS ENDED 8/31/00

                                             6 Months   1 Year    5 Years  10 Years Inception(0)
                               CLASS A*        3.38%     1.02%     5.16%     6.66%     7.06%

           Before Deducting    CLASS B**       3.08      0.24      4.36       N/A      5.68
       Maximum Sales Charge
                               CLASS C+        3.22      0.50      4.63       N/A      4.74

                               CLASS Y++       3.55      1.27       N/A       N/A      1.74


                               CLASS A*       -0.75     -2.98      4.32      6.22      6.73

            After Deducting    CLASS B**      -1.92     -4.51      4.03    N/A         5.68
       Maximum Sales Charge
                               CLASS C+        2.47     -0.21      4.63    N/A         4.74

    LB Municipal Bond Index                    6.79      6.77      6.03      7.38      7.54
Lipper High Yield Municipal
          Debt Funds Median                    3.95      1.27      4.82      6.35      7.05

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Six-month and one-year returns are cumulative.

(0) Inception: since commencement of issuance on June 23, 1987 for Class A shares, July 1, 1991 for Class B shares, July 2, 1992 for Class C shares and February 5, 1998 for Class Y shares. Index and Lipper Median inception returns are as of oldest share class inception.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

PORTFOLIO HIGHLIGHTS

   While bonds across the board rallied during the six-month period ended August 31, 2000, the performance of high-yield bonds trailed that of higher-rated securities.

   High-yield securities were affected by countervailing forces. On one hand, they benefited from declining long-term interest rates and higher bond prices. On the other hand, their performance was held back, because as investors returned to the fixed-income markets, they tended to favor higher-quality issues. The possibility of slower economic growth also dampened the attractiveness of high-yield securities. Investors became concerned that a decline in economic growth would adversely affect companies that issue high-yield securities more than it would affect companies that issue investment-grade securities.

   During the period, the Federal Reserve Board continued to raise short-term interest rates, but even as short-term rates rose, long-term interest rates declined. Because interest rates and bond prices move in opposite directions, the drop in

[SIDENOTE]
PAINEWEBBER MUNICIPAL HIGH INCOME FUND

INVESTMENT GOAL:
High current income exempt from federal income tax

PORTFOLIO MANAGERS:
Elbridge T. Gerry, III
William W. Veronda
Mitchell Hutchins Asset Management Inc.

COMMENCEMENT:
June 23, 1987 (Class A)
July 1, 1991 (Class B)
July 2, 1992 (Class C)
February 5, 1998 (Class Y)

DIVIDEND PAYMENTS:
Monthly

SEMIANNUAL REPORT

long-term rates aided the Fund. As long-term rates fell, the prices generally rose on the existing long-term bonds in the portfolio.

   In managing the portfolio, we maintained our discipline of seeking value in various fixed-income sectors. We tended to favor investments in the power, leisure, paper, airlines and lease-financing areas of the market. We avoided sectors such as healthcare and resource recovery, where economic fundamentals were unattractive. While we moved cautiously when investing available cash, we believe we made some attractive purchases.

   In March, we purchased Pittsylvania County, VA Industrial Development Authority bonds. These bonds are secured by a wood-burning electric plant that operates as one of the more efficient plants in the area. The bonds have a 7.5% coupon and a relatively short 2014 maturity.

   In May, we added Houston Community College District bonds to the portfolio. We purchased the obligations of this successful district at the lowest prices prevailing in the bond market at the time.

   The monitoring of markets to sell securities that we believe have become fully valued is a fundamental part of our investment strategy. As a result, the Fund benefited from the sale of two significant holdings. In May, we sold Loudon County, Virginia, 71/8% Economic Development Bonds due 2015 when we saw a very strong bid that we believed represented a price well above the bond's credit rating.

   In August, we sold San Diego County, California bonds secured by Burnham Research Institute. We purchased this issue in 1999 when many California offerings temporarily depressed the market. The economics of medical research have improved considerably since we added these bonds to the portfolio. As a result, the San Diego County bonds became more highly regarded by investors and the bonds became fully priced. We used the proceeds from the sale of San Diego County bonds to purchase Northcumberland County, Pennsylvania bonds.

   The Fund's performance was held back by a position in Tooele County Utah Hazardous Waste Disposal Bonds, which are secured by Laidlaw, a provider of ambulances, school buses and inter-city buses. In March, Tooele County Bonds declined significantly, when the company faced a financial crisis. We continue to hold Tooele Country bonds in the portfolio, and we believe they should recover significantly over the next year or two.

PAINEWEBBER TAX-FREE BOND FUNDS                             SEMIANNUAL REPORT

PROPOSED MERGER

   On October 6, 2000, the board of trustees unanimously approved the merger of the PaineWebber Municipal High Income Fund into the MFS Municipal High Income Fund. The proposed merger will be submitted to shareholders at meetings expected to be held in February 2001. If approved by the PaineWebber fund's shareholders, the merger is expected to become effective in March 2001.

   More information about the proposed merger for the PaineWebber fund is set out in the October 10, 2000 supplement to the prospectus dated June 30, 2000 and additional information will be provided to shareholders in proxy solicitation materials that are expected to be mailed in December 2000.

PAINEWEBBER MUNICIPAL HIGH INCOME FUND--PORTFOLIO STATISTICS


CHARACTERISTICS*                         8/31/00        2/29/00
------------------------------------------------------------------------------
Weighted Average Maturity                 18.2 yrs       17.4 years
AMT PAPER (%)                             45.9%          45.6%
Net Assets ($mm)                         $91.6          $96.6
------------------------------------------------------------------------------


TOP FIVE SECTORS*               8/31/00                               2/29/00
--------------------------------------------------------------------------------
Power                             21.8%   Power                         19.4%
Leisure                           10.7    Leisure                       10.9
Lease                             10.6    Paper                          8.2
Paper                              9.0    Lease                          6.8
Airlines                           6.7    Airlines                       6.1
--------------------------------------------------------------------------------
Total                             58.8    Total                         51.4


CREDIT QUALITY*                     8/31/00                           2/29/00
--------------------------------------------------------------------------------
Cash Equivalents                       1.9%                              5.6%
AAA                                    0.6                               0.6
A                                      5.0                               6.9
BBB                                   27.9                              27.4
BB                                    19.6                              16.2
B                                     ----                               2.0
Non-Rated                             45.0                              41.3
--------------------------------------------------------------------------------
Total                                100.0                             100.0

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

PAINEWEBBER NEW YORK TAX-FREE INCOME FUND
================================================================================

AVERAGE ANNUAL TOTAL RETURN, PERIODS ENDED 8/31/00


                                              6 Months   1 Year    5 Years  10 Years Inception(0)
                                CLASS A*        6.77%     6.08%     5.45%     6.85%     6.79%

         Before Deducting       CLASS B**       6.26      5.18      4.63       N/A      5.88
     Maximum Sales Charge
                                CLASS C+        6.39      5.45      4.90       N/A      5.03

                                CLASS Y++       6.91      6.35       N/A       N/A      3.45


                                CLASS A*        2.46      1.87      4.59      6.41      6.43

          After Deducting       CLASS B**       1.26      0.18      4.30       N/A      5.88
     Maximum Sales Charge
                                CLASS C+        5.64      4.70      4.90       N/A      5.03

  LB Municipal Bond Index                       6.79      6.77      6.03      7.38      7.48
Lipper New York Municipal
        Debt Funds Median                       6.61      5.28      5.17      6.91      7.22


The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Six-month and one-year returns are cumulative.

(0) Inception: since commencement of issuance on September 23, 1988 for Class A shares, July 1, 1991 for Class B shares, July 2, 1992 for Class C shares and May 21, 1998 for Class Y shares. Index and Lipper Median inception returns are as of oldest share class inception.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B Shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

[SIDENOTE]
PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

INVESTMENT GOAL:
High current income exempt from federal income tax and New York State and New York City personal income taxes

PORTFOLIO MANAGER:
Elbridge T. Gerry, III
Mitchell Hutchins Asset
Management Inc.

COMMENCEMENT:
September 23, 1988 (Class A)
July 1, 1991 (Class B)
July 2, 1992 (Class C)
March 21, 1998 (Class Y)

DIVIDEND PAYMENTS:
Monthly

PAINEWEBBER TAX-FREE BOND FUNDS                             SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

   During the period ended August 31, 2000, the Fund's average annual return for Class A shares stood at 6.77%, in line with the Lehman Brothers Municipal Bond Index at 6.79% and the Lipper New York Municipal Debt Funds Median at 6.61%. Class B and C shares came in slightly under the averages for the Index and median, while Class Y shares slightly outperformed the averages. A weighted average duration (a measure of a bond portfolio's sensitivity to interest rate changes) that was shorter than the benchmark helped contribute to the positive performance, and overweighting in the 15-to-20 year area of the municipal curve continued to aid performance.

   The latest six-month period was nothing if not eventful. After a strong March, buoyed by the early-year Treasury buy-back, April and May performance stuttered, resulting in negative months, as concerns about an overheating economy and additional interest rate increases persisted. Following an interest rate hike in mid-May, the market and the Fund rebounded throughout the summer. A smaller-than-average number of new issues contributed to increased demand, while a lack of damaging economic news and the hope that interest rates would remain stable through year-end helped to boost the market.

   Some credit concerns remain in secondary markets because of poorly structured bonds, but we continue to place an emphasis on credit quality, with almost 90% of the Fund's holdings rated A or above. The weighted average maturity and weighted average duration continue slightly below benchmark, giving us the flexibility to seek out opportunities when they develop.

   Our top five state holdings remain the same from the start of the period, although the general obligation sector--our largest sector--comprises slightly less of the Fund's assets than it did six months ago. In contrast, we have increased our stake in the university sector, which now comprises 11.7% of the Fund's assets. New York City obligations make up 20.6% of state holdings.

PROPOSED MERGER
--------------------------------------------------------------------------------

   On October 6, 2000, the board of trustees unanimously approved the merger of the PaineWebber New York Tax- Free Income Fund into the MFS New York Municipal Bond Fund. The proposed merger will be submitted to shareholders at meetings expected to be held in February 2001. If approved by the PaineWebber fund's shareholders, the merger is expected to become effective in March 2001.

   More information about the proposed merger for the PaineWebber fund is set out in the October 10, 2000 supplement to the prospectus dated June 30, 2000 and additional information will be provided to shareholders in proxy solicitation materials that are expected to be mailed in December 2000.

SEMIANNUAL REPORT

PAINEWEBBER NEW YORK TAX-FREE INCOME FUND -- PORTFOLIO STATISTICS


CHARACTERISTICS*                         8/31/00        2/29/00
--------------------------------------------------------------------------------
Weighted Average Duration                7.7 yrs        8.6 yrs
Weighted Average Maturity               17.2 yrs       17.9 yrs
AMT Paper (%)                             15.8%          16.7%
Total Net Assets ($mm)                    $35.9          $35.9
--------------------------------------------------------------------------------


TOP FIVE SECTORS*                   8/31/00                                     2/29/00
--------------------------------------------------------------------------------------------
General Obligation                    21.8%   General Obligation                  29.9%
Water                                 12.3    Power                               13.7
University                            11.7    Water                               13.1
Toll                                   8.7    Toll                                 8.3
Fuel Tax                               7.5    University                           7.1
--------------------------------------------------------------------------------------------
Total                                 62.0    Total                               72.1


CREDIT QUALITY*                     8/31/00                                     2/29/00
--------------------------------------------------------------------------------------------
AAA                                   48.7%                                       53.3%
AA                                    11.9                                         7.9
A                                     28.2                                        29.1
BBB                                    1.4                                         3.6
Non-Rated                              6.5                                         6.1
Cash                                   3.3                                          --
--------------------------------------------------------------------------------------------
Total                                100.0                                       100.0

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

PAINEWEBBER TAX-FREE BOND FUNDS                             SEMIANNUAL REPORT

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on PaineWebber California Tax-Free Income Fund, PaineWebber National Tax-Free Income Fund, PaineWebber Municipal High Income Fund and PaineWebber New York Tax-Free Income Fund or another fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander      /s/ Brian M. Storms          /s/ Elbridge T. Gerry, III
MARGO ALEXANDER          BRIAN M. STORMS              ELBRIDGE T. GERRY, III
Chairman                 Chief Executive Officer and  Managing Director
Mitchell Hutchins        President                    Mitchell Hutchins
Asset Management Inc.    Mitchell Hutchins            Asset Management Inc.
                         Asset Management Inc.        Portfolio Manager,
                                                      PaineWebber Municipal High
                                                      Income Fund, PaineWebber
                                                      New York Tax-Free Income
                                                      Fund and PaineWebber
                                                      California Tax-Free Income
                                                        Fund

/s/ William W. Veronda
WILLIAM W. VERONDA
Portfolio Manager
PaineWebber Municipal
High Income Fund




   This letter is intended to assist shareholders in understanding how the funds performed during the six-month period ended August 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.



(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)

                                             NET ASSET VALUE                               TOTAL RETURN(1)
                                 -----------------------------------------        ---------------------------------
                                                                                     12 MONTHS          6 MONTHS
                                 08/31/00        02/29/00         08/31/99         ENDED 08/31/00    ENDED 08/31/00
-------------------------------------------------------------------------------------------------------------------
Class A Shares                    $10.80          $10.17           $10.59               7.88%               8.91%
-------------------------------------------------------------------------------------------------------------------
Class B Shares                     10.80           10.18            10.60               6.94                8.38
-------------------------------------------------------------------------------------------------------------------
Class C Shares                     10.79           10.17            10.58               7.33                8.53
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES

                                      NET ASSET VALUE
                                  -----------------------          CAPITAL GAINS
PERIOD COVERED                    BEGINNING        ENDING           DISTRIBUTED     DIVIDENDS PAID   TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
09/16/85-12/31/85                 $ 9.57          $10.09              --               $0.1827              7.41%
-------------------------------------------------------------------------------------------------------------------
1986                               10.09           11.18              --                0.7883             19.18
-------------------------------------------------------------------------------------------------------------------
1987                               11.18           10.49              --                0.7564              0.65
-------------------------------------------------------------------------------------------------------------------
1988                               10.49           10.74              --                0.7908             10.20
-------------------------------------------------------------------------------------------------------------------
1989                               10.74           10.95              --                0.7384              9.11
-------------------------------------------------------------------------------------------------------------------
1990                               10.95           10.88           $0.0340              0.7362              6.68
-------------------------------------------------------------------------------------------------------------------
1991                               10.88           11.29            0.0268              0.7064             10.84
-------------------------------------------------------------------------------------------------------------------
1992                               11.29           11.29            0.1701              0.6504              7.49
-------------------------------------------------------------------------------------------------------------------
1993                               11.29           11.70            0.3052              0.6077             11.96
-------------------------------------------------------------------------------------------------------------------
1994                               11.70           10.09            0.0969              0.5844             (8.07)
-------------------------------------------------------------------------------------------------------------------
1995                               10.09           11.18              --                0.5713             16.80
-------------------------------------------------------------------------------------------------------------------
1996                               11.18           10.94              --                0.5271              2.74
-------------------------------------------------------------------------------------------------------------------
1997                               10.94           11.37              --                0.5056              8.80
-------------------------------------------------------------------------------------------------------------------
1998                               11.37           11.20            0.3170              0.5189              6.00
-------------------------------------------------------------------------------------------------------------------
1999                               11.20           10.16            0.0585              0.5133             (4.32)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                  10.16           10.80              --                0.3438              9.88
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:  $1.0085             $9.5217
-------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 08/31/00: 194.83%
-------------------------------------------------------------------------------------------------------------------
PERFORMANCE SUMMARY CLASS B SHARES
                                      NET ASSET VALUE
                                  -----------------------          CAPITAL GAINS
PERIOD COVERED                    BEGINNING        ENDING           DISTRIBUTED     DIVIDENDS PAID   TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                 $10.95          $11.29            $0.0268            $0.3043              6.20%
-------------------------------------------------------------------------------------------------------------------
1992                               11.29           11.29             0.1701             0.5631              6.67
-------------------------------------------------------------------------------------------------------------------
1993                               11.29           11.70             0.3052             0.5188             11.11
-------------------------------------------------------------------------------------------------------------------
1994                               11.70           10.10             0.0969             0.5029             (8.69)
-------------------------------------------------------------------------------------------------------------------
1995                               10.10           11.19               --               0.4899             15.91
-------------------------------------------------------------------------------------------------------------------
1996                               11.19           10.95               --               0.4449              1.96
-------------------------------------------------------------------------------------------------------------------
1997                               10.95           11.38               --               0.4213              7.96
-------------------------------------------------------------------------------------------------------------------
1998                               11.38           11.21             0.3170             0.4326              5.20
-------------------------------------------------------------------------------------------------------------------
1999                               11.21           10.17             0.0585             0.4312             (5.04)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                  10.17           10.80               --               0.2914              9.22
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.9745            $4.4004
-------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 08/31/00:   64.04%
-------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Capital gain distributions and gains realized on the sale of Fund shares are taxable.

PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND

PERFORMANCE RESULTS(UNAUDITED) (CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                   NET ASSET VALUE
                              ---------------------------         CAPITAL GAINS
PERIOD COVERED                BEGINNING           ENDING           DISTRIBUTED      DIVIDENDS PAID   TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                 $11.41          $11.28            $0.1701            $0.2625            2.68%
-------------------------------------------------------------------------------------------------------------------
1993                               11.28           11.69             0.3052             0.5477           11.40
-------------------------------------------------------------------------------------------------------------------
1994                               11.69           10.09             0.0969             0.5295           (8.47)
-------------------------------------------------------------------------------------------------------------------
1995                               10.09           11.17               --               0.5149           16.09
-------------------------------------------------------------------------------------------------------------------
1996                               11.17           10.94               --               0.4713            2.31
-------------------------------------------------------------------------------------------------------------------
1997                               10.94           11.37               --               0.4487            8.24
-------------------------------------------------------------------------------------------------------------------
1998                               11.37           11.19             0.3170             0.4610            5.38
-------------------------------------------------------------------------------------------------------------------
1999                               11.19           10.15             0.0585             0.4585           (4.81)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                  10.15           10.79               --               0.3089            9.52
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.9477            $4.0030
-------------------------------------------------------------------------------------------------------------------
                                                               CUMULATIVE TOTAL RETURN AS OF 08/31/00:  47.87%
-------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN(1)

                                                     % RETURN WITHOUT DEDUCTING          % RETURN AFTER DEDUCTING
                                                         MAXIMUM SALES CHARGE               MAXIMUM SALES CHARGE
                                                     ---------------------------         --------------------------
                                                               CLASS                               CLASS
                                                     ---------------------------         --------------------------
                                                       A*         B**       C***          A*         B**       C***
-------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 09/30/00                         7.58%      6.75%      6.93%         3.26%      1.75%      6.18%
-------------------------------------------------------------------------------------------------------------------
Five Years Ended 09/30/00                            5.42       4.61       4.86          4.57       4.28       4.86
-------------------------------------------------------------------------------------------------------------------
Ten Years Ended 09/30/00                             6.43        N/A        N/A          6.00       N/A        N/A
-------------------------------------------------------------------------------------------------------------------
Commencement of Operations Through 09/30/00+         7.41       5.43       4.78          7.12       5.43       4.78
-------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.
*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.
+ Commencement of issuance dates are September 16, 1985, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended August 31, 2000 and for the period since inception, February 5, 1998 through August 31, 2000, Class Y shares had a total return of 8.96% and 11.10%, respectively. For the twelve months ended September 30, 2000 and for the period since inception February 5, 1998 through September 30, 2000, Class Y shares had an average annual return of 7.85% and 3.88% respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Capital gain distributions and gains realized on the sale of Fund shares are taxable.

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND


PERFORMANCE RESULTS(UNAUDITED)

                                               NET ASSET VALUE                              TOTAL RETURN(1)
                                 -----------------------------------------        ---------------------------------
                                                                                     12 MONTHS          6 MONTHS
                                 08/31/00        02/29/00         08/31/99        ENDED 08/31/00     ENDED 08/31/00
-------------------------------------------------------------------------------------------------------------------
Class A Shares                    $11.06          $10.66           $11.09               5.67%               6.49%
-------------------------------------------------------------------------------------------------------------------
Class B Shares                     11.05           10.66            11.08               4.84                5.98
-------------------------------------------------------------------------------------------------------------------
Class C Shares                     11.05           10.66            11.09               5.02                6.11
-------------------------------------------------------------------------------------------------------------------


PERFORMANCE SUMMARY CLASS A SHARES
                                     NET ASSET VALUE
                                 ------------------------        CAPITAL GAINS
PERIOD COVERED                    BEGINNING        ENDING         DISTRIBUTED      DIVIDENDS PAID    TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
12/03/84-12/31/84                 $ 9.57          $ 9.60               --                 --                0.31%
-------------------------------------------------------------------------------------------------------------------
1985                                9.60           10.45               --              $0.8903             19.00
-------------------------------------------------------------------------------------------------------------------
1986                               10.45           11.39               --               0.8246             17.38
-------------------------------------------------------------------------------------------------------------------
1987                               11.39           10.74               --               0.7823              1.30
-------------------------------------------------------------------------------------------------------------------
1988                               10.74           11.06               --               0.8244             10.98
-------------------------------------------------------------------------------------------------------------------
1989                               11.06           11.23               --               0.8041              9.11
-------------------------------------------------------------------------------------------------------------------
1990                               11.23           11.15               --               0.7843              6.55
-------------------------------------------------------------------------------------------------------------------
1991                               11.15           11.56            $0.0365             0.7519             11.12
-------------------------------------------------------------------------------------------------------------------
1992                               11.56           11.62             0.1314             0.7043              8.01
-------------------------------------------------------------------------------------------------------------------
1993                               11.62           12.25             0.1208             0.6507             12.32
-------------------------------------------------------------------------------------------------------------------
1994                               12.25           10.75             0.0135             0.6264             (7.14)
-------------------------------------------------------------------------------------------------------------------
1995                               10.75           11.84               --               0.5954             16.01
-------------------------------------------------------------------------------------------------------------------
1996                               11.84           11.54               --               0.5299              2.29
-------------------------------------------------------------------------------------------------------------------
1997                               11.54           11.95             0.0836             0.5585              9.37
-------------------------------------------------------------------------------------------------------------------
1998                               11.95           11.76             0.2864             0.5639              5.67
-------------------------------------------------------------------------------------------------------------------
1999                               11.76           10.68             0.0657             0.5514             (4.06)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                  10.68           11.06               --               0.3667              7.14
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.7379           $10.8091
-------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 08/31/00:  223.15%
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                     NET ASSET VALUE
                                 ------------------------        CAPITAL GAINS
PERIOD COVERED                    BEGINNING        ENDING         DISTRIBUTED      DIVIDENDS PAID    TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                 $11.19          $11.55            $0.0365            $0.3222              6.50%
-------------------------------------------------------------------------------------------------------------------
1992                               11.55           11.62             0.1314             0.6139              7.27
-------------------------------------------------------------------------------------------------------------------
1993                               11.62           12.25             0.1208             0.5599             11.49
-------------------------------------------------------------------------------------------------------------------
1994                               12.25           10.75             0.0135             0.5406             (7.84)
-------------------------------------------------------------------------------------------------------------------
1995                               10.75           11.83               --               0.5094             15.05
-------------------------------------------------------------------------------------------------------------------
1996                               11.83           11.53               --               0.4467              1.52
-------------------------------------------------------------------------------------------------------------------
1997                               11.53           11.95             0.0836             0.4676              8.62
-------------------------------------------------------------------------------------------------------------------
1998                               11.95           11.75             0.2864             0.4698              4.76
-------------------------------------------------------------------------------------------------------------------
1999                               11.75           10.67             0.0657             0.4615             (4.83)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                  10.67           11.05               --               0.3180              6.60
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.7379            $4.7096
-------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 08/31/00:  62.34%
-------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Capital gain distributions and gains realized on the sale of Fund shares are taxable.

PAINEWEBBER NATIONAL TAX-FREE INCOME

FUND PERFORMANCE RESULTS(UNAUDITED) (CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                     NET ASSET VALUE
                                 ------------------------        CAPITAL GAINS
PERIOD COVERED                    BEGINNING        ENDING         DISTRIBUTED      DIVIDENDS PAID    TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                 $11.71          $11.62            $0.1314            $0.2766              2.78%
-------------------------------------------------------------------------------------------------------------------
1993                               11.62           12.25             0.1208             0.5904             11.77
-------------------------------------------------------------------------------------------------------------------
1994                               12.25           10.75             0.0135             0.5696             (7.60)
-------------------------------------------------------------------------------------------------------------------
1995                               10.75           11.84               --               0.5369             15.42
-------------------------------------------------------------------------------------------------------------------
1996                               11.84           11.54               --               0.4737              1.77
-------------------------------------------------------------------------------------------------------------------
1997                               11.54           11.95             0.0836             0.4987              8.81
-------------------------------------------------------------------------------------------------------------------
1998                               11.95           11.75             0.2864             0.5014              5.03
-------------------------------------------------------------------------------------------------------------------
1999                               11.75           10.67             0.0657             0.4923             (4.57)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                  10.67           11.05               --               0.3294              6.77
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.7014            $4.2690
-------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 08/31/00:  45.19%
-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN(1)

                                                  % RETURN WITHOUT DEDUCTING           % RETURN AFTER DEDUCTING
                                                     MAXIMUM SALES CHARGE                MAXIMUM SALES CHARGE
                                                  ------------------------------       ----------------------------
                                                             CLASS                               CLASS
                                                  ------------------------------       ----------------------------
                                                      A*         B**       C***           A*         B**       C***
-------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 09/30/00                         5.48%      4.56%      4.93%         1.25%     (0.41)%     4.18%
-------------------------------------------------------------------------------------------------------------------
Five Years Ended 09/30/00                            4.85       4.02       4.31          3.99       3.69       4.31
-------------------------------------------------------------------------------------------------------------------
Ten Years Ended 09/30/00                             6.27        N/A        N/A          5.84       N/A        N/A
-------------------------------------------------------------------------------------------------------------------
Commencement of Operations Through 09/30/00+         7.65       5.31       4.56          7.37       5.31       4.56
-------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.
*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.
+    Commencement of issuance dates are December 3, 1984, July 1, 1991 and
     July 2, 1992 for Class A, Class B and Class C shares respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended August 31, 2000 and since inception, November 3, 1995 through August 31, 2000, Class Y shares had a total return of 6.62% and 26.23%, respectively. For the twelve months ended September 30, 2000 and for the period since inception, November 3, 1995 through September 30, 2000, Class Y shares had an average annual return of 5.64% and 4.75%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Capital gain distributions and gains realized on the sale of Fund shares are taxable.

PAINEWEBBER MUNICIPAL HIGH INCOME FUND
PERFORMANCE RESULTS(UNAUDITED)

                                              NET ASSET VALUE                             TOTAL RETURN(1)
                                 -----------------------------------------      -----------------------------------
                                                                                  12 MONTHS            6 MONTHS
                                 08/31/00        02/29/00         08/31/99      ENDED 08/31/00       ENDED 08/31/00
-------------------------------------------------------------------------------------------------------------------
Class A Shares                     $9.91           $9.86           $10.43           1.02%               3.38%
-------------------------------------------------------------------------------------------------------------------
Class B Shares                      9.91            9.85            10.43           0.24                3.08
-------------------------------------------------------------------------------------------------------------------
Class C Shares                      9.91            9.85            10.43           0.50                3.22
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES

                                     NET ASSET VALUE
                                 -----------------------         CAPITAL GAINS
PERIOD COVERED                   BEGINNING        ENDING          DISTRIBUTED       DIVIDENDS PAID    TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------
06/23/87-12/31/87                 $ 9.58          $ 9.40               --              $0.3131              1.46%
---------------------------------------------------------------------------------------------------------------------
1988                                9.40            9.90               --               0.8091             14.45
---------------------------------------------------------------------------------------------------------------------
1989                                9.90           10.09               --               0.7380              9.66
---------------------------------------------------------------------------------------------------------------------
1990                               10.09            9.89               --               0.7322              5.52
---------------------------------------------------------------------------------------------------------------------
1991                                9.89           10.38            $0.0679             0.7144             13.32
---------------------------------------------------------------------------------------------------------------------
1992                               10.38           10.54             0.1406             0.6736              9.79
---------------------------------------------------------------------------------------------------------------------
1993                               10.54           10.97             0.2037             0.6180             12.14
---------------------------------------------------------------------------------------------------------------------
1994                               10.97            9.52             0.0260             0.5865             (7.77)
---------------------------------------------------------------------------------------------------------------------
1995                                9.52           10.36               --               0.6079             15.55
---------------------------------------------------------------------------------------------------------------------
1996                               10.36           10.39               --               0.5627              5.94
---------------------------------------------------------------------------------------------------------------------
1997                               10.39           10.92               --               0.5531             10.73
---------------------------------------------------------------------------------------------------------------------
1998                               10.92           10.90             0.0141             0.5484              5.07
---------------------------------------------------------------------------------------------------------------------
1999                               10.90            9.93             0.0589             0.5481             (3.49)
---------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                   9.93            9.91               --               0.3603              3.52
---------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.5112            $8.3654
---------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 08/31/00:  146.04%
---------------------------------------------------------------------------------------------------------------------


PERFORMANCE SUMMARY CLASS B SHARES

                                     NET ASSET VALUE
                                 ------------------------        CAPITAL GAINS
PERIOD COVERED                    BEGINNING        ENDING         DISTRIBUTED      DIVIDENDS PAID    TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                 $10.05          $10.38            $0.0679            $0.3170              7.21%
-------------------------------------------------------------------------------------------------------------------
1992                               10.38           10.54             0.1406             0.5930              8.95
-------------------------------------------------------------------------------------------------------------------
1993                               10.54           10.97             0.2037             0.5349             11.30
-------------------------------------------------------------------------------------------------------------------
1994                               10.97            9.52             0.0260             0.5103             (8.47)
-------------------------------------------------------------------------------------------------------------------
1995                                9.52           10.35               --               0.5328             14.59
-------------------------------------------------------------------------------------------------------------------
1996                               10.35           10.38               --               0.4854              5.15
-------------------------------------------------------------------------------------------------------------------
1997                               10.38           10.91               --               0.4726              9.91
-------------------------------------------------------------------------------------------------------------------
1998                               10.91           10.89             0.0141             0.4641              4.27
-------------------------------------------------------------------------------------------------------------------
1999                               10.89            9.93             0.0589             0.4670             (4.14)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                   9.93            9.91               --               0.3106              3.00
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.5112            $4.6877
-------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 08/31/00:   66.05%
-------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Capital gain distributions and gains realized on the sale of Fund shares are taxable.

PAINEWEBBER MUNICIPAL HIGH INCOME FUND

PERFORMANCE RESULTS(UNAUDITED) (CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                     NET ASSET VALUE
                                 ------------------------        CAPITAL GAINS
PERIOD COVERED                    BEGINNING        ENDING         DISTRIBUTED      DIVIDENDS PAID    TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                 $10.50          $10.54            $0.0135            $0.2635              3.06%
-------------------------------------------------------------------------------------------------------------------
1993                               10.54           10.97             0.2037             0.5620             11.57
-------------------------------------------------------------------------------------------------------------------
1994                               10.97            9.52             0.0260             0.5339             (8.23)
-------------------------------------------------------------------------------------------------------------------
1995                                9.52           10.35               --               0.5583             14.88
-------------------------------------------------------------------------------------------------------------------
1996                               10.35           10.39               --               0.5106              5.51
-------------------------------------------------------------------------------------------------------------------
1997                               10.39           10.92               --               0.4999             10.18
-------------------------------------------------------------------------------------------------------------------
1998                               10.92           10.89             0.0141             0.4932              4.45
-------------------------------------------------------------------------------------------------------------------
1999                               10.89            9.93             0.0589             0.4949             (3.89)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                   9.93            9.91               --               0.3275              3.18
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.3162            $4.2438
-------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 08/31/00:  45.98%
-------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                                  % RETURN WITHOUT DEDUCTING           % RETURN AFTER DEDUCTING
                                                     MAXIMUM SALES CHARGE                MAXIMUM SALES CHARGE
                                                  ------------------------------       ----------------------------
                                                             CLASS                               CLASS
                                                  ------------------------------       ----------------------------
                                                      A*         B**       C***           A*         B**     C***
-------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 09/30/00                         1.12%      0.44%      0.60%        (2.90)%     (4.32)%  (0.11)%
-------------------------------------------------------------------------------------------------------------------
Five Years Ended 09/30/00                            5.03       4.25       4.50          4.19       3.92       4.50
-------------------------------------------------------------------------------------------------------------------
Ten Years Ended 09/30/00                             6.66        N/A        N/A          6.22        N/A        N/A
-------------------------------------------------------------------------------------------------------------------
Commencement of Operations Through 09/30/00+         7.02       5.63       4.69          6.69       5.63       4.69
-------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.
*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.
+ Commencement of issuance dates are June 23, 1987, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended August 31, 2000 and since inception, February 5, 1998 through August 31, 2000, Class Y shares had a total return of 3.55% and 4.54%, respectively. For the twelve months ended September 30, 2000 and for the period since inception, February 5, 1998 through September 30, 2000, Class Y shares had an average annual return of 1.37% and 1.70% respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing 12B-1 distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Capital gain distributions and gains realized on the sale of Fund shares are taxable.

PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)

                                              NET ASSET VALUE                             TOTAL RETURN(1)
                                 -----------------------------------------      -----------------------------------
                                                                                  12 MONTHS            6 MONTHS
                                 08/31/00        02/29/00         08/31/99      ENDED 08/31/00       ENDED 08/31/00
-------------------------------------------------------------------------------------------------------------------
Class A Shares                    $10.42          $ 9.99           $10.39               6.08%               6.77%
-------------------------------------------------------------------------------------------------------------------
Class B Shares                     10.41            9.99            10.39               5.18                6.26
-------------------------------------------------------------------------------------------------------------------
Class C Shares                     10.42           10.00            10.40               5.45                6.39
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES

                                     NET ASSET VALUE
                                 ------------------------        CAPITAL GAINS
PERIOD COVERED                    BEGINNING        ENDING         DISTRIBUTED      DIVIDENDS PAID    TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
09/23/88-12/31/88                 $ 9.60          $ 9.61               --                $0.1630              1.82%
-------------------------------------------------------------------------------------------------------------------
1989                                9.61            9.84               --               0.6931              9.90
-------------------------------------------------------------------------------------------------------------------
1990                                9.84            9.68               --               0.6797              5.53
-------------------------------------------------------------------------------------------------------------------
1991                                9.68           10.22               --               0.6637             12.85
-------------------------------------------------------------------------------------------------------------------
1992                               10.22           10.55               --               0.6442              9.85
-------------------------------------------------------------------------------------------------------------------
1993                               10.55           11.26            $0.0253             0.5796             12.72
-------------------------------------------------------------------------------------------------------------------
1994                               11.26            9.68             0.1017             0.5095             (8.48)
-------------------------------------------------------------------------------------------------------------------
1995                                9.68           10.81               --               0.5397             17.57
-------------------------------------------------------------------------------------------------------------------
1996                               10.81           10.65               --               0.5175              3.46
-------------------------------------------------------------------------------------------------------------------
1997                               10.65           11.10               --               0.5135              9.31
-------------------------------------------------------------------------------------------------------------------
1998                               11.10           11.04             0.2389             0.5022              6.29
-------------------------------------------------------------------------------------------------------------------
1999                               11.04            9.98             0.0918             0.4773             (4.57)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                   9.98           10.42               --               0.3106              7.66
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.4577            $6.7936
-------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 08/31/00: 119.24%
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES


                                     NET ASSET VALUE
                                 ------------------------        CAPITAL GAINS
PERIOD COVERED                    BEGINNING        ENDING         DISTRIBUTED      DIVIDENDS PAID    TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
1992                               10.22           10.55               --               0.5654              9.02
-------------------------------------------------------------------------------------------------------------------
1993                               10.55           11.25            $0.0253             0.4959             11.78
-------------------------------------------------------------------------------------------------------------------
1994                               11.25            9.68             0.1017             0.4362             (9.08)
-------------------------------------------------------------------------------------------------------------------
1995                                9.68           10.81               --               0.4616             16.71
-------------------------------------------------------------------------------------------------------------------
1996                               10.81           10.65               --               0.4385              2.69
-------------------------------------------------------------------------------------------------------------------
1997                               10.65           11.10               --               0.4329              8.50
-------------------------------------------------------------------------------------------------------------------
1998                               11.10           11.04             0.2389             0.4179              5.49
-------------------------------------------------------------------------------------------------------------------
1999                               11.04            9.97             0.0918             0.3971             (5.39)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                   9.97           10.41               --               0.2603              7.13
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.4577            $4.1988
-------------------------------------------------------------------------------------------------------------------
                                                                   CUMULATIVE TOTAL RETURN AS OF 08/31/00: 68.93%
-------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Capital gain distributions and gains realized on the sale of Fund shares are taxable.

PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

PERFORMANCE RESULTS(UNAUDITED) (CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                     NET ASSET VALUE
                                 ------------------------        CAPITAL GAINS
PERIOD COVERED                    BEGINNING        ENDING         DISTRIBUTED      DIVIDENDS PAID    TOTAL RETURN(1)
-------------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                 $10.45          $10.56               --              $0.2663              3.65%
-------------------------------------------------------------------------------------------------------------------
1993                               10.56           11.26            $0.0253             0.5226             12.04
-------------------------------------------------------------------------------------------------------------------
1994                               11.26            9.69             0.1017             0.4613             (8.81)
-------------------------------------------------------------------------------------------------------------------
1995                                9.69           10.81               --               0.4875             16.87
-------------------------------------------------------------------------------------------------------------------
1996                               10.81           10.65               --               0.4651              2.95
-------------------------------------------------------------------------------------------------------------------
1997                               10.65           11.10               --               0.4600              8.77
-------------------------------------------------------------------------------------------------------------------
1998                               11.10           11.05             0.2389             0.4466              5.86
-------------------------------------------------------------------------------------------------------------------
1999                               11.05            9.98             0.0918             0.4242             (5.14)
-------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                   9.98           10.42               --               0.2773              7.30
-------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.4577            $3.8109
-------------------------------------------------------------------------------------------------------------------
                                                                   CUMULATIVE TOTAL RETURN AS OF 08/31/00: 49.31%
-------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN(1)

                                                  % RETURN WITHOUT DEDUCTING           % RETURN AFTER DEDUCTING
                                                     MAXIMUM SALES CHARGE                MAXIMUM SALES CHARGE
                                                  ------------------------------       ----------------------------
                                                             CLASS                               CLASS
                                                  ------------------------------       ----------------------------
                                                      A*         B**       C***           A*         B**     C***
-------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 09/30/00                         5.77%      4.97%      5.24%         1.53%     (0.03)%     4.49%
-------------------------------------------------------------------------------------------------------------------
Five Years Ended 09/30/00                            5.14       4.35       4.61          4.28       4.01       4.61
-------------------------------------------------------------------------------------------------------------------
Ten Years Ended 09/30/00                             6.81        N/A       N/A           6.38        N/A       N/A
-------------------------------------------------------------------------------------------------------------------
Commencement of Operations Through 09/30/00+         6.68       5.75       4.88          6.32       5.75       4.88
-------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.
*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.
+ Commencement of issuance dates are September 23, 1988, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended August 31, 2000 and since inception, May 21, 1998 through August 31, 2000, Class Y shares had a total return of 6.91% and 8.06%, respectively. For the twelve months ended September 30, 2000 and for the period since inception, May 21, 1998 through September 30, 2000, Class Y shares had an average annual return of 6.14% and 3.03%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Capital gain distributions and gains realized on the sale of Fund shares are taxable.


PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND

PORTFOLIO OF INVESTMENTS                                                              AUGUST 31, 2000 (UNAUDITED)

      PRINCIPAL
        AMOUNT                                                                MATURITY            INTEREST
        (000)                                                                   DATES               RATES            VALUE
        -----                                                                   -----               -----            -----
MUNICIPAL BONDS AND NOTES -- 98.41%

CALIFORNIA -- 96.90%
$  500   California Educational Facilities Authority
           Fresno Pacific University Series A (1) ....................         03/01/19              6.750%         $  532,700
 1,600   California Educational Facilities Authority
           Los Angeles College of Chiropractic Medicine ..............         11/01/17              5.600           1,554,528
 2,500   California Educational Facilities Authority
           Loyola Marymount (MBIA Insured) ...........................         10/01/14              6.099#          1,165,325
 2,000   California Educational Facilities Authority
           University of San Francisco (MBIA Insured) ................         10/01/16              6.000           2,151,900
 1,765   California Housing Finance Agency Revenue Bonds Series G
           (MBIA Insured)(3)..........................................         08/01/14              6.100           1,786,692
 2,000   California Statewide Communities Development Authority
           Apartment Development Revenue Bonds
           Irvine Apartment Communities Series A-3 ...................         05/17/10(2)           5.100           1,974,260
 3,000   California Statewide Communities Development Authority
           Apartment Development Revenue Bonds
           Irvine Apartment Communities Series A-4 ...................         05/15/13(2)           5.250           2,926,470
 2,000   California Statewide Communities Development Authority
           Certificates of Participation++ ...........................         11/01/16              7.125           2,053,960
    25   California Statewide Communities Development Authority
           Certificates of Participation Continuing Care University
           Project ...................................................         09/01/00              3.400*             25,000
 2,000   ABAG Finance Authority for Nonprofit Corporations
           Certificates of Participation Rhoda Haas Goldman Plaza ....         05/15/15              5.125           1,970,420
   670   Capistrano Unified School District Certificates of
           Participation .............................................         02/01/18              5.200             665,344
 1,350   Contra Costa Transportation Authority Sales Tax Revenue
           Bond Series A .............................................         03/01/07              6.875           1,420,133
 2,715   Del Mar Race Track Authority ................................   08/15/11 to 08/15/13     6.200 to 6.450     2,769,888
   650   Duarte Redevelopment Agency Tax Allocation Davis Addition
           Project....................................................         09/01/14              6.700             688,331
 5,285   Escondido Union High School District (MBIA Insured) .........   05/01/12 to 05/01/13    4.700 to 4.750#     2,914,450
 6,140   Fontana Redevelopment Agency Tax Allocation
           Jurupa Hills Redevelopment Project Series A ...............   10/01/19 to 10/01/27     5.500 to 5.600     5,790,608
 1,855   Fresno Unified School District Series C (MBIA Insured) ......         02/01/18              5.900           2,029,351
 4,275   Glendale Unified School District Series B (FSA Insured) .....         09/01/18              5.500           4,409,662
 2,000   Huntington Park Public Financing Authority
           Wastewater Systems Project Series A++ .....................         10/01/25              6.200           2,026,180
   560   Inglewood Redevelopment Agency Tax Allocation Merged
           Redevelopment Project Series A (AMBAC Insured) ............         05/01/16              5.250             576,274
 1,695   Inglewood Unified School District Series A (FGIC Insured) ...         10/01/19              6.000           1,826,481
   100   Irvine Ranch Water District .................................         09/01/00              3.350*            100,000
   100   Irvine Ranch Water District Certificates of Participation
           Capital Improvement Project ...............................         09/01/00              3.350*            100,000
   100   Irvine Ranch Water District Improvement District Number 182
           Series A ..................................................         09/01/00              3.350*            100,000
 1,500   La Mirada Redevelopment Agency Special Tax Community
           Facilities District Number 89-1 ...........................         10/01/20              5.700           1,419,690
 1,035   Little Lake City School District Series A (FSA Insured) .....         07/01/25              6.125           1,104,159
 2,570   Long Beach Harbor Revenue Bonds Series A (FGIC Insured) .....         05/15/17              6.000           2,812,531
 1,450   Long Beach Industrial Development Revenue Bonds
           CSU Foundation Series A ...................................         02/01/23              5.250           1,305,304

22



PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND

      PRINCIPAL
        AMOUNT                                                                MATURITY            INTEREST
        (000)                                                                   DATES               RATES            VALUE
        -----                                                                   -----               -----            -----
MUNICIPAL BONDS AND NOTES--(CONTINUED)

California--(concluded)
 $3,000  Los Angeles County Metropolitan Transportation Authority
           Sales Tax Revenue Prop C-Second Series, Series A (FSA Insured)      07/01/26                4.750%             $2,706,690
  5,750  Los Angeles Harbor Department Revenue Bonds Series B (3) ...... 11/01/23 to 08/01/25     5.375 to 6.625          5,824,075
  2,000  Los Angeles Water and Power Electric Plant Second Issue (MBIA
           Insured) ....................................................       11/15/19                4.750              1,850,140
  1,920  Modesto Irrigation District Certificates of Participation
           Capital Improvements Series B ...............................       07/01/22                5.300              1,852,474
  1,655  Modesto Public Financing Authority
           John Thurman Field Renovation Project .......................       11/01/16                6.125              1,732,140
  2,625  Mojave Water Agency Improvement District Morongo Basin (FGIC
           Insured).....................................................       09/01/15                5.750              2,785,466
  2,200  M-S-R Public Power Agency San Juan Project Revenue Bonds
           Series E (MBIA Insured) .....................................       07/01/17                6.500              2,283,534
  1,000  Natomas Unified School District (MBIA Insured) ................       09/01/21                5.950              1,088,430
  2,235  Orange County Community Facilities Special Tax Rancho Santa
           Margarita District Number 86-2 Series A ..................... 08/15/12 to 08/15/17     5.375 to 5.550          2,141,073
  3,075  Poway Community Facilities District Special Tax Number 88-1
           Parkway Business Center ..................................... 08/15/06 to 08/15/15     5.400 to 6.750          3,272,641
  4,425  Riverside County Public Financing Authority Tax Allocation
           Revenue Bonds Redevelopment Projects Series A ............... 10/01/11 to 10/01/16     5.200 to 5.250          4,244,137
  1,180  Rohnert Park Community Development Agency Tax Allocation
           (AMBA Insured)...............................................       08/01/20                6.500              1,205,618
  5,500  Sacramento Power Authority Cogeneration Project Revenue Bonds
           (MBIA Insured) ..............................................       07/01/15                5.875              5,886,540
  2,200  Salinas Certificates of Participation Capital Improvement
           Projects Series A ...........................................       10/01/28                5.700              2,179,804
  2,300  San Diego County Certificates of Participation Burnham
           Institute ...................................................       09/01/29                6.250              2,355,131
  2,500  San Diego County Certificates Water Utility Fund Net Systems
           Revenue (FGIC Insured) ......................................       08/01/28                4.750              2,240,475
  6,000  San Diego Industrial Development Revenue Bonds
           San Diego Gas & Electric Series A (MBIA Insured) ............       09/01/18                6.100              6,239,160
  3,000  San Francisco City and County Airport Commission International
           Airport Revenue Bonds Second Series Issue 8A (FGIC Insured) (3)     05/01/20                6.250              3,136,680
  3,600  San Francisco City and County Airport Commission International
           Airport Revenue Bonds Second Series Issue 15B (MBIA Insured).       05/01/28                4.500              3,086,532
  3,850  San Francisco City and County Airport Commission International
           Airport Revenue Bonds Second Series Issue 16A (FSA Insured) (3)     05/01/13                5.500              4,019,939
  4,250  San Jose Unified School District Santa Clara County Series B
           (FGIC Insured) ..............................................       08/01/17                5.200#             1,677,900
    960  San Ysidro School District (AMBAC Insured) ....................       08/01/21                6.125              1,066,109
  5,485  Santa Ana Financing Authority Revenue Bonds South Harbor
           Boulevard Series B (MBIA Insured)+...........................       09/01/19                5.125              5,429,217
  1,000  South Orange County Public Financing Authority
           Special Tax Revenue Senior Lien Series A (MBIA Insured) .....       09/01/13                6.200              1,069,090
  5,740  Torrance Redevelopment Agency Tax Allocation Senior Lien
           Series C (MBIA Insured) .....................................       09/01/18                5.450              5,914,840
                                                                                                                        -----------
                                                                                                                        123,487,476
                                                                                                                        -----------

                                                                              23


PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND

      PRINCIPAL
        AMOUNT                                                                MATURITY            INTEREST
        (000)                                                                   DATES               RATES            VALUE
        -----                                                                   -----               -----            -----
MUNICIPAL BONDS AND NOTES - (concluded)
U. S. VIRGIN ISLANDS--1.51%

$2,050  Virgin Islands Water & Power Authority .........................    07/01/13 to 07/01/18   5.125 to 5.500%    $   1,931,227
                                                                                                                      -------------
Total Investments (cost--$124,620,843)--98.41% .........................                                                125,418,703
Other assets in excess of liabilities--1.59% ...........................                                                  2,021,717
                                                                                                                      ------------
Net Assets--100.00% ....................................................                                              $ 127,440,420
                                                                                                                      =============

----------------
* Variable rate demand notes and variable rate certificates of participation which are payable on demand. The maturity dates shown are the next interest rate reset date. The interest rate shown is the current rate as of August 31, 2000.
+     Entire principal amount pledged as collateral for futures transactions.
++    Illiquid securities representing 3.20% of net assets.
#     Yield to maturity at purchase date on zero coupon bond.
(1)   Purchased on a forward commitment basis.
(2)   Maturity date reflects earliest date bond will be put back to issuer.
(3)   Security subject to alternative minimum tax.
AMBAC American Municipal Bond Assurance Corporation.
FGIC  Financial Guaranty Insurance Company.
FSA   Financial Security Assurance Incorporated.
MBIA  Municipal Bond Investors Assurance.
FUTURES CONTRACTS


 NUMBER OF                                                    IN          EXPIRATION      UNREALIZED
 CONTRACTS         CONTRACTS TO SELL                     EXCHANGE FOR        DATE        DEPRECIATION
 ---------  -----------------------------------------    ------------     ----------     ------------
   20       Municipal Bond Futures ..................     $1,961,091    September 2000    $(36,872)
                                                                                          =========


                 See accompanying notes to financial statements

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND

PORTFOLIO OF INVESTMENTS                              AUGUST 31, 2000(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--98.80%

ALABAMA--2.00%
$ 4,090   Birmingham Alabama Series B ..........................................       06/01/24         5.250%        $  3,908,036
  1,000   Courtland Industrial Development Board Industrial
            Development Revenue Champion International .........................       12/01/13         7.200            1,045,320
                                                                                                                       -----------
                                                                                                                         4,953,356
                                                                                                                       -----------
ALASKA--0.53%
  1,460   Alaska Industrial Development & Export Authority Power Revenue
            Upper Lynn Canal Regional Power ....................................       01/01/12         5.700            1,305,240
                                                                                                                       -----------
ARIZONA--2.70%
  3,700   Phoenix General Obligation ...........................................       07/01/16         6.250            4,132,382
  2,500   Tucson Arizona Airport Authority Lockheed Aermod Center
            Incorporated .......................................................       09/01/19         8.700            2,555,550
                                                                                                                       -----------
                                                                                                                         6,687,932
                                                                                                                       -----------
ARKANSAS--0.78%
  2,000   Little Rock Arkansas Capital Improvement Revenue Parks &
            Recreation Project Series A ........................................       01/01/18         5.700            1,931,940
                                                                                                                       -----------
CALIFORNIA--9.02%
    160   California State (FGIC Insured) ......................................       11/01/12         7.000              178,402
  1,500   California Statewide Community Development Authority Certificates
            Participation(1) ...................................................       11/01/16         7.125            1,540,470
 11,500   East Bay California Municipal Utility District Water
            Systems Revenue ....................................................       06/01/28         4.750#          10,308,830
  2,665   Escondido California Union High School District Capital Appreciation
            Refunding (MBIA Insured) ...........................................       11/01/13         4.730#           1,390,917
  2,370   Escondido California Union High School District Capital Appreciation
            Refunding (MBIA Insured) ...........................................       11/01/12         4.780#           1,316,653
  1,920   Long Beach Aquarium of the Pacific California Revenue ................       07/01/23         6.125            1,821,638
  1,000   San Diego County California Certificates Participation Burnham .......       09/01/29         6.250            1,023,970
  4,500   Sacramento Power Authority Cogeneration Project Revenue ..............       07/01/15         5.875            4,816,260
                                                                                                                       -----------
                                                                                                                        22,397,140
                                                                                                                       -----------
COLORADO--1.48%
  3,150   Black Hawk Colorado Device Tax Revenue ............................... 12/01/12 to 12/01/21 5.500 to 5.625     2,845,712
    805   Colorado Housing Finance Authority ...................................       08/01/23         7.200              836,250
                                                                                                                       -----------
                                                                                                                         3,681,962
                                                                                                                       -----------
CONNECTICUT--0.60%
  1,500   Mashantucket Western Pequot Tribe Connecticut Special Revenue ........       09/01/12         5.700            1,488,435
                                                                                                                       -----------
FLORIDA--2.18%
  2,000   Hillsborough County Florida Industrial Development
            Authority Pollution Control Revenue ................................       05/01/22         8.000            2,146,160
  3,000   Plant City Utility Systems Revenue (MBIA Insured) ....................       10/01/15         6.000            3,271,620
                                                                                                                       -----------
                                                                                                                         5,417,780
                                                                                                                       -----------

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND

PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--(CONTINUED)

GEORGIA--4.39%
$  5,000   Conyers Water and Sewage Revenue (AMBAC Insured) ....................       07/01/15         6.600%        $  5,380,050
   5,000   Hall County School District (Pre-refunded with U.S. Government
             to 12/01/04 @ 102) (AMBAC Insured) ................................       12/01/14         6.700            5,522,000
                                                                                                                       -----------
                                                                                                                        10,902,050
                                                                                                                       -----------
HAWAII--0.42%
   1,000   Hawaii State Department Budget and Finance Special Purpose
             Revenue (MBIA Insured) ............................................       05/01/26         6.200            1,043,630
                                                                                                                       -----------
IDAHO--0.36%
     870   Idaho Housing Agency (FHA Insured) ..................................       07/01/24         7.500              898,493
                                                                                                                       -----------
ILLINOIS--12.68%
  14,500   Illinois Board of Education Chicago School Reform (AMBAC Insured) ... 12/01/17 to 12/01/30 5.250 to 5.800    14,114,755
   4,335   Illinois Development Finance Authority Citizens Utilities ...........       08/01/20         7.150            4,416,758
   3,625   Illinois Development Finance Authority Revenue Refunding Community
             Rehabilitation Providers A ........................................ 07/01/09 to 07/01/15 5.900 to 6.000     3,439,208
   1,000   Illinois Educational Facilities Authority Revenue Augustana
             College Refunding .................................................       10/01/13         5.000              929,040
     660   Illinois Health Facilities Authority Revenue Evangelical Hospital ...       04/15/17         6.750              741,833
   2,500   Chicago Series A2 (AMBAC Insured) ...................................       01/01/15         6.250            2,757,375
   2,000   Metropolitan Pier & Exposition Authority (Illinois) McCormick Place
             Convention Complex ................................................       07/01/26         7.000            2,382,380
   1,170   Northern Illinois University (Pre-refunded with U.S. Government
             to 10/01/09 @ 100) ................................................       04/01/13        10.400            1,586,520
   1,000   Regional Transportation Authority (Pre-refunded with U.S. Government
             Securities to 06/01/04 @ 102) (FGIC Insured) ......................       06/01/14         7.100            1,107,830
                                                                                                                       -----------
                                                                                                                        31,475,699
                                                                                                                       -----------
INDIANA--6.02%
   3,000   Indiana Health Facility Finance Authority Methodist Hospital
             of Indiana ........................................................       09/01/15         5.750            3,154,380
   3,240   Dyer Indiana Redevelopment Authority Economic .......................       07/15/14         6.875            3,469,036
   2,550   East Chicago Indiana Multi School Building Corporation
             (AMBAC Insured) ...................................................       07/15/14         5.500            2,573,026
   6,000   Indianapolis Indiana Airport Authority Revenue Special
             Facility United Air Lines Project Series A ........................       11/15/31         6.500            5,744,940
                                                                                                                       -----------
                                                                                                                        14,941,382
                                                                                                                       -----------
KANSAS--1.95%
   4,800   Kansas State Department Transportation Highway Revenue ..............       03/01/13         5.375            4,848,624
                                                                                                                       -----------
MASSACHUSETTS--2.10%
   5,680   Massachusetts State Turnpike Authority Metropolitan Highway Systems
             Revenue (MBIA Insured) ............................................       01/01/27         5.000            5,205,834
                                                                                                                       -----------
MICHIGAN--0.81%
   1,915   Royal Oak Hospital Finance Authority William Beaumont Hospital ......       01/01/19         6.625            1,995,660
                                                                                                                       -----------

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND

PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--(CONTINUED)

MISSISSIPPI--1.36%
$  3,600   Mississippi Business Finance Corporation Mississippi Pollution
             Control Revenue ...................................................       05/01/22         5.900%        $  3,378,204
                                                                                                                       -----------
NEW HAMPSHIRE--0.73%
   1,275   New Hampshire Higher Educational & Health Facilities Authority
             New Hampshire College .............................................       01/01/07         5.950            1,293,653
     500   New Hampshire Industrial Development Authority Central Maine
             Power Company .....................................................       05/01/14         7.375              522,045
                                                                                                                       -----------
                                                                                                                         1,815,698
                                                                                                                       -----------
NEW JERSEY--4.72%
   2,500   New Jersey Economic Development Authority Economic
             Development Revenue ...............................................       04/01/18         6.375            2,477,675
   1,600   New Jersey Economic Development Authority Water Facilities Revenue
             (Elizabethtown Water Company Project A) ...........................       09/01/00         3.900*           1,600,000
   1,890   New Jersey Housing General Resolution Series A ......................       11/01/04         6.700            1,952,313
   5,000   New Jersey State Turnpike Authority (MBIA Insured)+ .................       01/01/16         6.500            5,680,350
                                                                                                                       -----------
                                                                                                                        11,710,338
                                                                                                                       -----------
NEW YORK--7.27%
     365   New York State Energy Research & Development Authority Electric
             Facilities Revenue Series B .......................................       09/01/19         7.150              382,027
     430   New York State Energy Research & Development Unrefunded Balance
             Series B ..........................................................       02/01/22         7.150              450,060
   2,400   New York State Environmental Facilities Corporation State Water
             Pollution Control .................................................       06/15/14         6.875            2,597,904
   1,675   New York City Municipal Water Finance Authority Water & Sewer
             Systems Revenue Series A ..........................................       06/15/12         7.100            1,725,066
   4,500   New York City Series D ..............................................       08/01/17         5.375            4,510,845
   4,350   Long Island Power Authority New York Electric Systems Revenue
             General Series A ..................................................       12/01/29         5.500            4,166,821
   1,000   Port Authority of New York & New Jersey Kennedy International
             Airport Cogeneration Project 4th Installment Project ..............       10/01/11         6.750            1,030,640
   3,100   Triborough Bridge & Tunnel Authority ................................       01/01/10         7.100            3,186,273
                                                                                                                       -----------
                                                                                                                        18,049,636
                                                                                                                       -----------
NORTH CAROLINA--0.40%
     980   North Carolina Housing Finance Agency ...............................       03/01/18         6.200              990,525
                                                                                                                       -----------
NORTH DAKOTA--0.13%
     325   North Dakota State Housing Finance Agency Revenue ...................       07/01/16         6.300              331,802
                                                                                                                       -----------

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND

PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--(CONTINUED)

OHIO--5.65%
$  6,000   Ohio State Water Development Authority Solid Waste Disposal Revenue
             Bay Shore Power Project ...........................................       09/01/20         5.875%        $  4,819,200
   1,145   Butler County Transportation Improvement District (FSA Insured) .....       04/01/11         6.000            1,245,874
   6,000   Cleveland Airport Special Revenue Refunding Continental
             Airlines Incorporated .............................................       12/01/08         5.500            5,595,420
     445   Cleveland Ohio Public Power Systems Revenue Prerefunded
             First Mortgage Series B ...........................................       11/15/17         7.000              467,170
   1,805   Cleveland Ohio Public Power Systems Revenue Unrefunded
             First Mortgage Series B ...........................................       11/15/17         7.000            1,889,149
                                                                                                                       -----------
                                                                                                                        14,016,813
                                                                                                                       -----------
PENNSYLVANIA--2.92%
   3,365   Beaver County Pennsylvania Pollution Control Revenue ................       06/01/21         7.000            3,487,453
   2,565   Northumberland County Pennsylvania Authority Guaranteed
             Lease Revenue Mountain View Manor Project .........................       10/01/20         7.000            2,566,616
   1,245   Philadelphia Pennsylvania Authority Industrial Development 1st
             Crime Prevention Association ......................................       04/01/09         6.000            1,184,443
                                                                                                                       -----------
                                                                                                                         7,238,512
                                                                                                                       -----------
SOUTH CAROLINA--3.41%
   1,500   South Carolina State Housing Finance Development Single Family
             Mortgage Purchase .................................................       07/01/18         5.500            1,508,370
   1,000   Charleston Waterworks & Sewer Revenue (AMBAC Insured) ...............       01/01/16         6.000            1,022,880
   7,600   Piedmont Municipal Power Agency (MBIA Insured) ......................       01/01/23         4.000            5,938,640
                                                                                                                       -----------
                                                                                                                         8,469,890
                                                                                                                       -----------
TEXAS--19.02%
     355   Texas State Prerefunded Water Development Board .....................       08/01/18         5.750              374,522
   1,245   Texas State Public Property Finance Corporation Mental
             Health Revenue ....................................................       09/01/03         5.400            1,222,428
   8,000   Texas State Turnpike Authority North Thruway Revenue
             President George Bush Turnpike (FGIC Insured) .....................       01/01/25         5.000            7,345,920
   1,085   Texas State Water Development Board .................................       08/01/18         5.750            1,102,089
   3,510   Texas State Water Financial Assistance ..............................       08/01/35         5.500            3,428,884
   5,000   Dallas County Texas Utility And Reclamation District Series B .......       02/15/29         5.875            5,051,450
   5,704   Harris County Lease (1) ............................................. 05/15/02 to 05/01/14 5.400 to 5.900     5,765,963
   7,648   Harris County Texas Lease Mulworth Project (1) ......................       05/01/20         5.625            7,310,392
     710   Harris County Toll Road Authority (AMBAC Insured) ...................       08/15/17         6.500              747,900
   1,315   Hereford Texas Independent School District Public Facility
             School Facility Lease Revenue .....................................       08/15/13         5.125            1,263,807
   4,500   Houston Texas Community College Systems Participation Institute
             Private Placement (1) .............................................       06/15/25         7.875            4,708,710
   5,000   Lower Colorado River Authority Texas Revenue Refunding Series B .....       05/15/13         6.000            5,360,450
   1,500   Port Arthur Texas Navigation District (AMBAC Insured) ...............       03/01/12         0.010              827,475
   1,295   San Antonio Texas Certificate of Obligation Series A ................       02/01/15         5.250            1,287,178
   1,425   San Antonio Texas General Obligation Series A .......................       02/01/15         5.250            1,416,393
                                                                                                                       -----------
                                                                                                                        47,213,561
                                                                                                                       -----------

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND

PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--(CONCLUDED)

UTAH--0.14%
$    345   Utah State Housing Finance Agency (FHA Insured) .....................       01/01/11         6.450%         $   352,680
                                                                                                                       -----------
VIRGINIA--2.81%
     600   Hampton Roads Medical College .......................................       11/15/16         6.875              625,404
     500   Peninsula Ports Authority Virginia Hospital Facility Revenue
             (FHA Insured) .....................................................       08/01/23         8.700              535,000
   4,500   Pittsylvania County Virginia Industrial Development Authority
             Revenue ...........................................................       01/01/10         7.650            4,782,870
   1,000   Pittsylvania County Virginia Industrial Development Authority
             Revenue ...........................................................       01/01/14         7.500            1,037,480
                                                                                                                       -----------
                                                                                                                         6,980,754
                                                                                                                       -----------
WYOMING--1.64%
   4,000   Sweetwater County Solid Waste Disposal Revenue FMC
             Corporation Project ...............................................       06/01/24         7.000            4,065,440
                                                                                                                       -----------
U. S. VIRGIN ISLANDS--0.58%
   1,525   Virgin Islands Water & Power Authority Water Systems Revenue ........ 07/01/12 to 07/01/17 5.250 to 5.500     1,435,748
                                                                                                                       -----------
Total Investments (cost--$245,673,311)--98.80% .................................                                       245,224,758
Other assets in excess of liabilities--1.20% ...................................                                         2,974,596
                                                                                                                       -----------
Net Assets--100.00% ............................................................                                      $248,199,354
                                                                                                                       ===========

------------------

#      Zero coupon bond interest rate reflects yield to maturity at date of purchase.
* Variable rate demand notes and variable rate certificates of participation which are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rate shown are the current rates as of August 31, 2000.
+      Entire principal amount pledged as collateral for future transactions.
(1)    Illiquid securities representing 7.80% of net assets.
AMBAC  American Municipal Bond Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
FHA    Financial Housing Authority.
FSA    Financial Security Assurance.
MBIA   Municipal Bond Investors Assurance.


FUTURES CONTRACTS

 NUMBER OF                                                                                  IN          EXPIRATION       UNREALIZED
 CONTRACTS                        CONTRACTS TO SELL                                    EXCHANGE FOR         DATE        DEPRECIATION
 ---------   -------------------------------------------------------------------       ------------    --------------   ------------
    35       Municipal Bond Futures ............................................       $3,360,625      September 2000    $(136,092)
                                                                                                                         ==========


                 See accompanying notes to financial statements

PAINEWEBBER MUNICIPAL HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS                              AUGUST 31, 2000(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--98.15%

ALABAMA--2.06%
$  2,000   Courtland Alabama Industrial Development Board Solid Waste Disposal
             Revenue Refunding Champion International Corporation Project ......       08/01/29         6.000%        $  1,887,580
                                                                                                                       -----------
ALASKA--1.31%
   1,445   Alaska Industrial Development & Export Authority Power Revenue
             Upper Lynn Canal Regional Power ...................................       01/01/32         5.875            1,201,734
                                                                                                                       -----------
ARKANSAS--1.05%
  1,000   Little Rock Arkansas Capital Improvement Revenue Parks &
            Recreation Projects Series A .......................................       01/01/18         5.700              965,970
                                                                                                                       -----------
CALIFORNIA--8.09%
  2,000   California Statewide Community Development Authority Certificates
            Participation (1) ..................................................       11/01/16         7.125            2,053,960
    350   Duarte California Redevelopment Agency Tax Allocation Refunding
            Davis Addition Project .............................................       09/01/14         6.700              370,640
  2,985   Lake Elsinore California Public Financing Authority Local Agency
            Revenue ............................................................       09/01/20         7.100            3,179,204
  1,000   Long Beach Aquarium of the Pacific California Revenue ................       07/01/23         6.125              948,770
    800   Poway Community Facilities District Parkway Business Center ..........       08/15/15         6.750              855,592
                                                                                                                       -----------
                                                                                                                         7,408,166
                                                                                                                       -----------
COLORADO--4.33%
  1,500   Black Hawk Colorado Device Tax Revenue ...............................       12/01/21         5.625            1,337,130
  2,500   Hyland Hills Metropolitan Park and Recreation District ...............       12/15/15         6.750            2,626,000
                                                                                                                       -----------
                                                                                                                         3,963,130
                                                                                                                       -----------
GEORGIA--1.23%
    100   Burke County Georgia Development Authority Pollution Control
            Revenue Daily Georgia Power Company Plant ..........................       09/01/00         4.300*             100,000
  1,000   Development Authority of Effingham County Fort Howard Paper
            (assumed by Fort James Corporation) ................................       10/01/05         7.900            1,023,560
                                                                                                                       -----------
                                                                                                                         1,123,560
                                                                                                                       -----------
ILLINOIS--2.65%
  1,100   Chicago Illinois O'Hare International Airport Special Facility
            Revenue United Air Lines Project Series A ..........................       09/01/16         5.350              962,423
    750   Illinois Educational Facilities Authority Revenue Augustana
            College ............................................................       10/01/18         5.250              685,305
    750   Illinois Educational Facilities Authority Revenue Columbia
            College ............................................................       12/01/17         6.875              774,630
                                                                                                                       -----------
                                                                                                                         2,422,358
                                                                                                                       -----------
INDIANA--6.58%
  1,300   Crawfordsville Economic Development Authority Kroger Company .........       11/01/12         7.700            1,375,712
  2,500   Indianapolis Airport Authority Federal Express .......................       01/15/17         7.100            2,641,300
  2,000   Wabash Solid Waste Disposal Jefferson Smurfit Corporation Project ....       06/01/26         7.500            2,010,940
                                                                                                                       -----------
                                                                                                                         6,027,952
                                                                                                                       -----------

PAINEWEBBER MUNICIPAL HIGH INCOME FUND



PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--(CONTINUED)

KANSAS--0.23%
$   250   Shawnee County Kansas Certificates of Participation Community
            Mental Health Center Incorporated ..................................       07/01/19         5.350%        $    206,085
                                                                                                                       -----------
KENTUCKY--3.06%
  2,200   Ashland Sewage and Solid Waste Ashland Incorporated Project ..........       02/01/22         7.125            2,283,864
    440   Russell Health Financing Authority Franciscan Sisters of the
            Poor Health System .................................................       07/01/15         8.100              516,028
                                                                                                                       -----------
                                                                                                                         2,799,892
                                                                                                                       -----------
LOUISIANA--3.39%
  1,000   Pointe Coupee Parish Gulf States Utilities ...........................       03/01/13         6.700            1,009,200
  2,000   West Feliciana Parish Gulf States Utilities ..........................       12/01/14         7.700            2,091,340
                                                                                                                       -----------
                                                                                                                         3,100,540
                                                                                                                       -----------
MICHIGAN--0.11%
    100   Delta County Michigan Economic Development Corporation
            Environmental Improvement Revenue ..................................       09/01/00         4.300*             100,000
                                                                                                                       -----------
MISSISSIPPI--2.47%
  2,400   Jones County Mississippi Solid Waste Disposal Revenue
            International Paper Company Project ................................       10/01/21         5.800            2,258,232
                                                                                                                       -----------
NEW HAMPSHIRE--5.23%
  1,690   New Hampshire Higher Educational & Health Facilities Authority
            Revenue New Hampshire College ......................................       01/01/16         6.300            1,657,637
  3,000   New Hampshire Industrial Development Authority Central Maine
            Power Company ......................................................       05/01/14         7.375            3,132,270
                                                                                                                       -----------
                                                                                                                         4,789,907
                                                                                                                       -----------
NEW JERSEY--8.92%
  4,000   New Jersey Economic Development Authority Kapkowski Road
            Landfill ...........................................................       04/01/18         6.500            3,942,120
  2,320   New Jersey Economic Development Authority Special Facility
            Revenue Continental Airlines Incorporated Project ..................       09/15/19         6.250            2,203,745
  1,960   New Jersey Economic Development Authority Vineland Cogeneration
            L.P. Project .......................................................       06/01/19         7.875            2,022,210
                                                                                                                       -----------
                                                                                                                         8,168,075
                                                                                                                       -----------
NEW YORK--5.66%
  3,500   Port Authority of New York & New Jersey Kennedy International
            Airport Cogeneration Project 4th Installment Project ...............       10/01/11         6.750            3,607,240
  1,750   Suffolk County New York Industrial Development Agency Nissequogue
            Cogen Partners Facility ............................................       01/01/13         5.300            1,579,742
                                                                                                                       -----------
                                                                                                                         5,186,982
                                                                                                                       -----------

PAINEWEBBER MUNICIPAL HIGH INCOME FUND



PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--(CONTINUED)

OHIO--3.51%
$ 4,000   Ohio State Water Development Authority Bay Shore Power Project .......       09/01/20         5.875%        $  3,212,800
                                                                                                                       -----------
PENNSYLVANIA--6.81%
  1,500   Beaver County Industrial Development Authority Toledo Edison .........       05/01/20         7.750            1,610,055
  1,000   Northeastern Pennsylvania Hospital and Education Authority
            College Revenue (Kings College) ....................................       07/15/18         6.000              992,340
  1,350   Northumberland County Pennsylvania Authority Guaranteed
            Lease Revenue Career and Arts Center Project........................       09/15/20         6.650            1,313,307
  1,000   Northumberland County Pennsylvania Authority Guaranteed
            Lease Revenue Mountain View Manor Project ..........................       10/01/20         7.000            1,000,630
  1,430   Philadelphia Pennsylvania Authority Industrial Development Revenue
            First Mortgage Crime Prevention Association ........................       04/01/19         6.125            1,315,514
                                                                                                                       -----------
                                                                                                                         6,231,846
                                                                                                                       -----------
TEXAS--12.85%
  1,000   Dallas-Fort Worth Texas International Airport Facility Improvement
            Corporation Revenue American Airlines Incorporated .................       05/01/35         6.375              977,630
    203   Department of Transport Project State of Texas Municipal Bond (1) ....       09/15/12         7.000              209,251
  1,875   El Paso International Airport Marriott Hotel .........................       03/01/22         7.875            1,922,831
  1,891   Harris County Texas Lease Agreement (1) ..............................       05/01/14         5.800            1,914,824
  2,945   Harris County Texas Lease Mulworth Project (1) .......................       05/01/20         5.625            2,814,648
  2,000   Houston Texas Airport Systems Revenue Special Facilities
            Continental Airlines ...............................................       07/15/17         6.125            1,833,660
  2,000   Houston Texas Community College Systems ..............................       06/15/25         7.875            2,092,760
                                                                                                                       -----------
                                                                                                                        11,765,604
                                                                                                                       -----------
UTAH--0.79%
  2,500   Tooele County Utah Hazardous Waste Disposal Revenue
            (assumed by Laidlaw Incorporated) ..................................       08/01/10         6.750              721,325
                                                                                                                       -----------
VIRGINIA--7.92%
  3,360   Alexandria Virginia Redevelopment and Housing Authority Multi-Family
            Housing Revenue Mortgage Buckingham Village Apartments .............       01/01/29         5.500            3,089,419
    500   Peninsula Ports Authority Virginia Hospital Facility Revenue
            (FHA Insured) ......................................................       08/01/23         8.700              535,000
  3,500   Pittsylvania County Virginia Industrial Development Authority
            Revenue ............................................................       01/01/14         7.500            3,631,180
                                                                                                                       -----------
                                                                                                                         7,255,599
                                                                                                                       -----------
WASHINGTON--1.53%
  1,500   Pilchuck Development Public Corporation Revenue Special Facilities
            Airport Revenue (assumed by B.F. Goodrich Company) .................       08/01/23         6.000            1,401,030
                                                                                                                       -----------
WEST VIRGINIA--2.23%
  1,900   Harrison County Commercial Development Bonds Kroger Company ..........       11/01/14         8.100            2,042,747
                                                                                                                       -----------

PAINEWEBBER MUNICIPAL HIGH INCOME FUND



PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--(CONTINUED)

WISCONSIN--5.12%
$ 1,000   Green Bay Wisconsin Redevelopment Authority Industrial Development
            Revenue Fort James Project .........................................       05/01/19         5.600%        $    925,760
  3,900   Janesville Industrial Development Revenue Bonds
            Simmons Manufacturing Company Paramount Communications .............       10/15/17         7.000            3,765,957
                                                                                                                       -----------
                                                                                                                         4,691,717
                                                                                                                       -----------
U. S. VIRGIN ISLANDS--1.02%
  1,000   Virgin Islands Water and Power Authority Water Systems
            Revenue Refunding ..................................................       07/01/17         5.500              932,340
                                                                                                                       -----------
Total Investments (cost--$94,069,460)--98.15% ..................................                                        89,865,171
Other assets in excess of liabilities--1.85% ...................................                                         1,696,018
                                                                                                                       -----------
Net Assets--100.00% ............................................................                                       $91,561,189
                                                                                                                       ===========

----------------------
* Variable rate demand notes and variable rate certificates of participation which are payable on demand. The maturity dates shown are the next interest rate reset dates; the interest rates shown are the current rates as of August 31, 2000.
(1) Illiquid securities representing 7.6% of net assets.
FHA Federal Housing Authority.


                 See accompanying notes to financial statements

PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

PORTFOLIO OF INVESTMENTS                              AUGUST 31, 2000(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--99.30%

NEW YORK--91.32%
 $ 1,000  New York State (AMBAC Insured) .......................................       06/15/10         6.000%        $  1,060,970
   1,000  New York State Series A ..............................................       03/15/11         5.700            1,041,450
   1,175  New York State Dormitory Authority Lease Revenue
            State University Dormitory Facilities Series C .....................       07/01/11         5.750            1,258,731
   1,000  New York State Dormitory Authority Revenue Bonds
            City University of New York + ......................................       07/01/16         5.625            1,031,200
      40  New York State Dormitory Authority Revenue Bonds
            Fordam University (AMBAC Insured) ..................................       07/01/15         7.200               40,888
   1,000  New York State Dormitory Authority Revenues
            City University of New York ........................................       07/01/28         5.000              888,190
   1,000  New York State Dormitory Authority Revenues
            Mental Health Services Facilities Improvement G ....................       08/15/13         5.250            1,016,260
   1,000  New York State Dormitory Authority Revenues
            State University Educational Facilities ............................       05/15/17         5.000              943,650
   2,400  New York State Energy Research & Development
            Consolidated Edison Company ........................................       08/15/20         6.100            2,463,024
     180  New York State Energy Research & Development Authority
            Electric Facility Revenue, Series A * ..............................       12/01/20         7.150              188,397
     100  New York State Energy Research & Development Authority
            Electric & Gas Corporation .........................................       09/01/00         4.200              100,000
      80  New York State Energy Research & Development
            Long Island Lighting * .............................................       02/01/22         7.150               83,732
     250  New York State Energy Research & Development
            Niagra Mohawk (FGIC Insured) .......................................       10/01/13         6.625              260,362
   1,500  New York State Environmental Facilities Corp.
            Spring Valley Water (AMBAC Insured) ................................       08/01/24         6.150            1,553,175
      70  New York State Environmental Facilities Corp.
            State Water Pollution Control ......................................       06/15/10         7.250               72,856
      10  New York State Housing Finance Agency ................................       09/15/12         7.300               10,463
   1,250  New York State Local Government Assistance Corp.
            Refunding Series B .................................................       04/01/20         4.875            1,145,763
     800  New York State Medical Care Facilities Finance Agency
            Pooled Equipment Loan Program ......................................       09/01/00         4.100#             800,000
   1,500  New York State Thruway Authority General Revenue
            Refunding Series E .................................................       01/01/15         5.250            1,503,180
   1,000  New York State Thruway Authority Highway & Bridge Trust Fund
            Series C ...........................................................       04/01/18         5.000              932,320
   1,000  Metropolitan Transportation Authority New York Commuter
            Facilities Revenue Series A ........................................       07/01/28         5.250              950,180
   1,500  Triborough Bridge & Tunnel Authority ................................. 01/01/12 to 01/01/17 5.500 to 6.000     1,608,695
   1,000  Erie County Water Revenue Authority (AMBAC Insured) ..................       12/01/14         6.750            1,140,710
     700  Essex County New York Industrial Development Agency
            Environmental Improvement Revenue, Series A * ......................       09/01/00         6.450#             700,000
   1,000  Huntington New York Refunding ........................................       04/01/13         5.500            1,021,440
     300  Nassau County New York Industrial Development Agency
            Civic Facility Winthrop University Hospital Association ............       09/01/00         4.200#             300,000

PAINEWEBBER NEW YORK TAX-FREE INCOME FUND



PRINCIPAL
 AMOUNT                                                                                MATURITY        INTEREST
  (000)                                                                                 DATES            RATES            VALUE
---------                                                                              --------        --------           -----
MUNICIPAL BONDS AND NOTES--(CONCLUDED)

NEW YORK--(CONCLUDED)
$  1,500  New York City Series D ...............................................       08/01/17         5.375%        $  1,503,615
   2,100  New York City Series J (FGIC Insured) ................................       02/15/26         5.500            2,074,443
     500  New York City Industrial Development Agency Special
            Facility Revenue * .................................................       07/01/19         5.400              441,195
   1,835  New York City Industrial Development Bonds
            Japan Airlines Company * ...........................................       11/01/15         6.000            1,948,513
     185  New York City Municipal Water Finance Authority Water & Sewer
            Systems Revenue ....................................................       06/15/12         7.100              190,530
   1,250  New York City Municipal Water Finance Authority Water & Sewer
            Systems Revenue (MBIA Insured) .....................................       06/15/27         5.500            1,230,087
   1,025  Niagara Falls (FGIC Insured) .........................................       06/15/08         5.500            1,063,725
      60  Oneida Herkimer New York Solid Waste .................................       04/01/14         6.750               61,056
   1,000  Port Authority of New York & New Jersey Kennedy
            International Airport Cogeneration Project * .......................       10/01/11         6.750            1,030,640
   1,250  Suffolk County New York Industrial Development Agency
            Industrial Development Revenue Nissequoque * .......................       01/01/13         5.300            1,128,388
                                                                                                                       -----------
                                                                                                                        32,787,828
                                                                                                                       -----------
PUERTO RICO--7.46%
   2,700  Puerto Rico Commonwealth Highway & Transportation Authority .......... 07/01/13 to 07/01/36 5.000 to 6.250     2,679,238
                                                                                                                       -----------
U. S. VIRGIN ISLANDS--0.52%
     200  Virgin Islands Water and Power Authority Water Systems
            Revenue Refunding ..................................................       07/01/17         5.500              186,468
                                                                                                                       -----------
Total Investments (cost--$35,140,618)--99.30% ..................................                                        35,653,534
Other assets in excess of liabilities--0.70% ...................................                                           250,429
                                                                                                                       -----------
Net Assets--100.00% ............................................................                                      $ 35,903,963
                                                                                                                       ===========

----------------

# Variable rate demand note is payable on demand. The maturity date shown is the next interest rate reset date; the interest rate shown is the current rate as of August 31, 2000.
*     Security subject to Alternative Minimum Tax.
+     Entire principal amount pledged as collateral for futures transactions.
AMBAC American Municipal Bond Assurance Corporation.
FGIC  Federal Guaranty Insurance Corporation.
MBIA  Municipal Bond Investors Assurance.

FUTURES CONTRACTS

 NUMBER OF                                                                                  IN          EXPIRATION      UNREALIZED
 CONTRACTS                        CONTRACTS TO SELL                                    EXCHANGE FOR        DATE        DEPRECIATION
 ---------  --------------------------------------------------------------------       ------------   --------------   ------------
    9       Municipal Bond Futures .............................................          $861,531    September 2000     $(37,624)
                                                                                                                          ========


                 See accompanying notes to financial statements

PAINEWEBBER



STATEMENTS OF ASSETS AND LIABILITIES                 AUGUST 31, 2000 (UNAUDITED)

                                                                           CALIFORNIA      NATIONAL       MUNICIPAL       NEW YORK
                                                                            TAX-FREE       TAX-FREE         HIGH          TAX-FREE
                                                                           INCOME FUND   INCOME FUND     INCOME FUND    INCOME FUND
                                                                          ------------  -------------   -------------  -------------
ASSETS
Investments in securities at value (cost --
    $124,620,843, $245,673,311, $94,069.460 and
    $35,140,618, respectively) ........................................   $125,418,703   $245,224,758    $89,865,171    $35,653,534
Cash ..................................................................         78,524         46,270         55,320         16,976
Interest receivable ...................................................      2,186,503      3,289,370      1,704,987        400,852
Receivable for shares of beneficial interest sold .....................         15,000            428         84,682         --
Other assets ..........................................................         27,437        110,794        101,723         56,292
                                                                          ------------   ------------    -----------    -----------
Total assets ..........................................................    127,726,167    248,671,620     91,811,883     36,127,654
                                                                          ------------   ------------    -----------    -----------

LIABILITIES
Payable to affiliates .................................................         72,266        184,144         81,531         23,730
Payable for shares of beneficial interest repurchased .................         61,504        107,204         85,807        128,262
Dividends payable .....................................................         31,178         64,258         25,741          8,235
Variation margin payable ..............................................         10,000         17,500         --              4,500
Accrued expenses and other liabilities ................................        110,799         99,160         57,615         58,964
                                                                          ------------   ------------    -----------    -----------
Total liabilities .....................................................        285,747        472,266        250,694        223,691
                                                                          ------------   ------------    -----------    -----------

NET ASSETS
Beneficial interest - $0.001 par value (unlimited
    number authorized) ................................................    127,691,002    249,775,588     96,549,961     35,790,836
Accumulated net realized losses from investments
    and futures transactions ..........................................     (1,011,570)      (991,589)      (784,483)      (362,165)
Net unrealized appreciation (depreciation) of
    investments and futures ...........................................        760,988       (584,645)    (4,204,289)       475,292
                                                                          ------------   ------------    -----------    -----------
Net assets ............................................................   $127,440,420   $248,199,354    $91,561,189    $35,903,963
                                                                          ============   ============    ===========    ===========
CLASS A:
Net assets ............................................................   $100,183,749   $194,110,625    $61,311,444    $23,330,416
                                                                          ------------   ------------    -----------    -----------
Shares outstanding ....................................................      9,279,816     17,557,625      6,184,596      2,239,608
                                                                          ------------   ------------    -----------    -----------
Net asset value and redemption value per share ........................         $10.80         $11.06          $9.91         $10.42
                                                                                ======         ======          =====         ======

Maximum offering price per share (net asset value plus
    sales charge of 4.00% of offering price) ..........................         $11.25         $11.52         $10.32         $10.85
                                                                                ======         ======         ======         ======

CLASS B:
Net assets ............................................................   $ 10,568,755   $ 16,329,437    $12,646,041    $ 3,132,841
                                                                          ------------   ------------    -----------    -----------
Shares outstanding ....................................................        978,414      1,477,434      1,276,150        300,853
                                                                          ------------   ------------    -----------    -----------
Net asset value and offering price per share ..........................         $10.80         $11.05          $9.91         $10.41
                                                                                ======         ======          =====         ======

CLASS C:
Net assets ............................................................   $ 16,201,616   $ 37,102,257    $17,380,250    $ 9,340,317
                                                                          ------------   ------------    -----------    -----------
Shares outstanding ....................................................      1,501,799      3,356,154      1,753,555        896,480
                                                                          ------------   ------------    -----------    -----------
Net asset value and offering price per share ..........................         $10.79         $11.05          $9.91         $10.42
                                                                                ======         ======          =====         ======

CLASS Y:
Net assets ............................................................   $    486,300   $    657,035    $   223,454    $   100,389
                                                                          ------------   ------------    -----------    -----------
Shares outstanding ....................................................         45,067         59,421         22,525          9,637
                                                                          ------------   ------------    -----------    -----------
Net asset value, offering price and redemption value per share ........         $10.79         $11.06          $9.92         $10.42
                                                                                ======         ======          =====         ======


                 See accompanying notes to financial statements

PAINEWEBBER



STATEMENTS OF OPERATIONS

                                                                              FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
                                                                              ----------------------------------------------------
                                                                            CALIFORNIA       NATIONAL       MUNICIPAL     NEW YORK
                                                                             TAX-FREE        TAX-FREE          HIGH       TAX-FREE
                                                                            INCOME FUND    INCOME FUND     INCOME FUND   INCOME FUND
                                                                            -----------    -----------     -----------   -----------
INVESTMENT INCOME:
Interest ................................................................   $ 3,594,155    $ 7,474,884     $3,145,470    $1,011,215
                                                                            -----------    -----------     ----------    ----------
EXPENSES:
Investment advisory and administration ..................................       316,230        625,586        284,484       108,353
Service fees--Class A ...................................................       124,403        243,914         78,460        29,210
Service and distribution fees--Class B ..................................        51,694         81,019         67,175        16,956
Service and distribution fees--Class C ..................................        60,832        143,414         68,898        34,775
Custody and accounting ..................................................        31,623         56,961         25,707        10,018
Legal and audit .........................................................        24,542         20,688         32,825        26,256
Transfer agency and service fees ........................................        19,411         51,334         18,652         9,256
Reports and notices to shareholders .....................................        14,659         19,491         18,680        10,210
State registration ......................................................        13,777         10,145         22,725        18,444
Trustees' fees ..........................................................         5,250          5,250          5,250         5,250
Other expenses ..........................................................         5,885            628          7,414         3,264
                                                                            -----------    -----------     ----------    ----------
                                                                                668,306      1,258,430        630,270       271,992
Less: Fee waivers from adviser ..........................................      (126,492)        --             --           (52,035)
                                                                            -----------    -----------     ----------    ----------
Net expenses ............................................................       541,814      1,258,430        630,270       219,957
                                                                            -----------    -----------     ----------    ----------
Net investment income ...................................................     3,052,341      6,216,454      2,515,200       791,258
                                                                            -----------    -----------     ----------    ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
    Investment transactions .............................................       162,655        156,025         (1,505)     (254,098)
    Futures transactions ................................................       (40,010)      (317,937)        (7,037)      (47,502)
Net change in unrealized appreciation/depreciation of:
    Investments .........................................................     7,344,204      9,301,642        485,891     1,811,890
    Futures .............................................................       (31,340)       (57,061)        --           (41,467)
                                                                            -----------    -----------     ----------    ----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES ............     7,435,509      9,082,669        477,349     1,468,823
                                                                            -----------    -----------     ----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................   $10,487,850    $15,299,123     $2,992,549    $2,260,081
                                                                            ===========    ===========     ==========    ==========


                 See accompanying notes to financial statements

PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND



STATEMENT OF CHANGES IN NET ASSETS

                                                                                            FOR THE SIX
                                                                                           MONTHS ENDED
                                                                                          AUGUST 31, 2000     FOR THE YEAR ENDED
                                                                                            (UNAUDITED)       FEBRUARY 29, 2000
                                                                                          ---------------     ------------------
FROM OPERATIONS:
Net investment income .................................................................     $  3,052,341        $  6,641,874
Net realized gains (losses) from investments and futures transactions .................          122,645          (1,122,554)
Net change in unrealized appreciation/depreciation of investments and futures .........        7,312,864         (11,590,598)
                                                                                            ------------        ------------
Net increase (decrease) in net assets resulting from operations .......................       10,487,850          (6,071,278)
                                                                                            ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class A ........................................................       (2,465,323)         (5,361,682)
Net investment income--Class B ........................................................         (215,913)           (491,047)
Net investment income--Class C ........................................................         (360,445)           (773,393)
Net investment income--Class Y ........................................................          (10,660)            (15,752)
Net realized gains from investment transactions--Class A ..............................           --                (599,558)
Net realized gains from investment transactions--Class B ..............................           --                 (64,598)
Net realized gains from investment transactions--Class C ..............................           --                (100,156)
Net realized gains from investment transactions--Class Y ..............................           --                  (2,021)
                                                                                            ------------        ------------
Total dividends and distributions to shareholders .....................................       (3,052,341)         (7,408,207)
                                                                                            ------------        ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ..................................................        3,401,853          18,450,258
Cost of shares repurchased ............................................................      (11,811,643)        (34,005,085)
Proceeds from dividends reinvested ....................................................        1,606,060           3,827,113
                                                                                            ------------        ------------
Net decrease in net assets derived from beneficial interest transactions ..............       (6,803,730)        (11,727,714)
                                                                                            ------------        ------------
Net increase (decrease) in net assets .................................................          631,779         (25,207,199)

NET ASSETS:
Beginning of period ...................................................................      126,808,641         152,015,840
                                                                                            ------------        ------------
End of period .........................................................................     $127,440,420        $126,808,641
                                                                                            ============        ============


                 See accompanying notes to financial statements

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND



STATEMENT OF CHANGES IN NET ASSETS

                                                                                            FOR THE SIX
                                                                                           MONTHS ENDED
                                                                                          AUGUST 31, 2000     FOR THE YEAR ENDED
                                                                                            (UNAUDITED)       FEBRUARY 29, 2000
                                                                                          ---------------     ------------------
FROM OPERATIONS:
Net investment income .................................................................     $  6,216,454        $ 13,267,744
Net realized losses from investments and futures transactions .........................         (161,912)           (287,049)
Net change in unrealized appreciation/depreciaition of investments and futures ........        9,244,581         (24,707,007)
                                                                                            ------------        ------------
Net increase (decrease) in net assets resulting from operations .......................       15,299,123         (11,726,312)
                                                                                            ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class A ........................................................       (4,973,134)        (10,449,658)
Net investment income--Class B ........................................................         (350,537)           (806,364)
Net investment income--Class C ........................................................         (875,317)         (1,983,504)
Net investment income--Class Y ........................................................          (17,466)            (28,218)
Net realized gains from investment transactions--Class A ..............................           --              (1,236,145)
Net realized gains from investment transactions--Class B ..............................           --                (106,332)
Net realized gains from investment transactions--Class C ..............................           --                (264,368)
Net realized gains from investment transactions--Class Y ..............................           --                  (3,422)
                                                                                            ------------        ------------
Total dividends and distributions to shareholders .....................................       (6,216,454)        (14,878,011)
                                                                                            ------------        ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ..................................................        7,765,591          22,849,614
Cost of shares repurchased ............................................................      (22,936,881)        (54,948,445)
Proceeds from dividends reinvested ....................................................        4,065,290           9,647,018
                                                                                            ------------        ------------
Net decrease in net assets derived from beneficial interest transactions ..............      (11,106,000)        (22,451,813)
                                                                                            ------------        ------------
Net decrease in net assets ............................................................       (2,023,331)        (49,056,136)

NET ASSETS:
Beginning of period ...................................................................      250,222,685         299,278,821
                                                                                            ------------        ------------
End of period .........................................................................     $248,199,354        $250,222,685
                                                                                            ============        ============


             See accompanying notes to financial statements

PAINEWEBBER MUNICIPAL HIGH INCOME FUND



STATEMENT OF CHANGES IN NET ASSETS

                                                                                            FOR THE SIX
                                                                                           MONTHS ENDED
                                                                                          AUGUST 31, 2000     FOR THE YEAR ENDED
                                                                                            (UNAUDITED)       FEBRUARY 29, 2000
                                                                                          ---------------     ------------------
FROM OPERATIONS:
Net investment income .................................................................     $  2,515,200        $  5,339,015
Net realized losses from investments and futures transactions .........................           (8,542)           (708,753)
Net change in unrealized appreciation/depreciaition of investments and futures ........          485,891          (9,090,940)
                                                                                            ------------        ------------
Net increase (decrease) in net assets resulting from operations .......................        2,992,549          (4,460,678)
                                                                                            ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class A ........................................................       (1,729,409)         (3,474,079)
Net investment income--Class B ........................................................         (318,371)           (755,561)
Net investment income--Class C ........................................................         (460,321)         (1,085,799)
Net investment income--Class Y ........................................................           (7,099)            (23,576)
Net realized gains from investment transactions--Class A ..............................           --                (384,910)
Net realized gains from investment transactions--Class B ..............................           --                 (92,792)
Net realized gains from investment transactions--Class C ..............................           --                (125,455)
Net realized gains from investment transactions--Class Y ..............................           --                  (3,653)
                                                                                            ------------        ------------
Total dividends and distributions to shareholders .....................................       (2,515,200)         (5,945,825)
                                                                                            ------------        ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ..................................................        3,979,899          27,422,935
Cost of shares repurchased ............................................................      (10,908,675)        (34,015,541)
Proceeds from dividends reinvested ....................................................        1,383,489           3,412,560
                                                                                            ------------        ------------
Net decrease in net assets derived from beneficial interest transactions ..............       (5,545,287)         (3,180,046)
                                                                                            ------------        ------------
Net decrease in net assets ............................................................       (5,067,938)        (13,586,549)

NET ASSETS:
Beginning of period ...................................................................       96,629,127         110,215,676
                                                                                            ------------        ------------
End of period .........................................................................     $ 91,561,189        $ 96,629,127
                                                                                            ============        ============


                 See accompanying notes to financial statements

PAINEWEBBER NEW YORK TAX-FREE INCOME FUND



STATEMENT OF CHANGES IN NET ASSETS

                                                                                            FOR THE SIX
                                                                                           MONTHS ENDED
                                                                                          AUGUST 31, 2000     FOR THE YEAR ENDED
                                                                                            (UNAUDITED)       FEBRUARY 29, 2000
                                                                                          ---------------     ------------------
FROM OPERATIONS:
Net investment income .................................................................     $    791,258        $  1,720,373
Net realized gains (losses) from investments and futures transactions .................         (301,600)            118,560
                                                                                            ------------        ------------
Net change in unrealized appreciation/depreciaition of investments and futures ........        1,770,423          (3,767,514)
                                                                                            ------------        ------------
Net increase (decrease) in net assets resulting from operations .......................        2,260,081          (1,928,581)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class A ........................................................         (534,809)         (1,103,964)
Net investment income--Class B ........................................................          (65,100)           (178,638)
Net investment income--Class C ........................................................         (189,311)           (436,077)
Net investment income--Class Y ........................................................           (2,038)             (1,694)
Net realized gains from investment transactions--Class A ..............................           --                (210,252)
Net realized gains from investment transactions--Class B ..............................           --                 (35,470)
Net realized gains from investment transactions--Class C ..............................           --                 (93,939)
Net realized gains from investment transactions--Class Y ..............................           --                    (566)
                                                                                            ------------        ------------
Total dividends and distributions to shareholders .....................................         (791,258)         (2,060,600)
                                                                                            ------------        ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ..................................................        1,466,111           3,333,884
Cost of shares repurchased ............................................................       (3,454,572)         (9,812,265)
Proceeds from dividends reinvested ....................................................          511,398           1,372,977
                                                                                            ------------        ------------
Net decrease in net assets derived from beneficial interest transactions ..............       (1,477,063)         (5,105,404)
                                                                                            ------------        ------------
Net decrease in net assets ............................................................           (8,240)         (9,094,585)

NET ASSETS:
Beginning of period ...................................................................       35,912,203          45,006,788
                                                                                            ------------        ------------
End of period .........................................................................     $ 35,903,963        $ 35,912,203
                                                                                            ============        ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PaineWebber Mutual Fund Trust ("Mutual Fund Trust") and PaineWebber Municipal Series ("Municipal Series") (collectively, the "Trusts") were organized under Massachusetts law by Declarations of Trust dated November 21, 1986 and January 28, 1987, respectively, and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and an open-end non-diversified management investment company, respectively. Mutual Fund Trust has two series: PaineWebber California Tax-Free Income Fund ("California Tax-Free Income Fund") and PaineWebber National Tax-Free Income Fund ("National Tax-Free Income Fund"). Municipal Series has two series: PaineWebber Municipal High Income Fund ("Municipal High Income Fund") and PaineWebber New York Tax-Free Income Fund ("New York Tax-Free Income Fund") (collectively, the "Funds").

     Currently, each Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding dividend reinvested shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser and administrator of the Funds. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Funds' board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

     Income and expenses (excluding class-specific expenses) are allocated proportionately to each class of shares based upon the relative value of dividend eligible shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Realized and unrealized gains and losses are allocated proportionately to each class of shares based upon the relative value of shares outstanding at the beginning of the day (after adjusting for current capital share activity of the respective class). Class-specific expenses are charged directly to the applicable class of shares.

     FUTURES CONTRACTS--Upon entering into a financial futures contract, the Funds are required to pledge to a broker an amount of cash and/or municipal securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequently, payments, known as "variation margin," are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

     Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Funds use financial futures contracts in strategies intended to enhance income or for hedging purposes. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     Each Fund follows an investment policy of investing primarily in municipal obligations of various states except for California Tax-Free Income Fund and New York Tax-Free Income Fund which invest primarily in municipal obligations of their respective states. This concentration of investments may subject these Funds to greater risks. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by those Funds.

BANK LINE OF CREDIT

     Each Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, each Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended August 31, 2000, the Funds did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



INVESTMENT ADVISER AND ADMINISTRATOR

     Each Trust's board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Funds. In accordance with the Advisory Contracts, each Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rates of 0.50% of California Tax-Free Income Fund's and National Tax-Free Income Fund's average daily net assets and 0.60% of Municipal High Income Fund's and New York Tax-Free Income Fund's average daily net assets. At August 31, 2000, California Tax-Free Income Fund, National Tax-Free Income Fund, Municipal High Income Fund and New York Tax-Free Income Fund owed Mitchell Hutchins $32,134, $105,391, $46,645 and $10,203, respectively, in investment advisory and administration fees. For the six months ended August 31, 2000, Mitchell Hutchins voluntarily waived $126,492 and $52,035 in investment advisory and administration fees from the California Tax-Free Income Fund and New York Tax-Free Income Fund, respectively.

     On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

DISTRIBUTION PLANS

     Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to Class A, Class B and Class C shares, each Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively. At August 31, 2000, California Tax-Free Income Fund, National Tax-Free Income Fund, Municipal High Income Fund and New York Tax-Free Income Fund owed Mitchell Hutchins $40,132, $78,753, $34,886 and $13,527, respectively, in service and distribution fees.

     Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed each Fund that, for the six months ended August 31, 2000, it earned $61,533, $50,784, $60,657 and $28,169 in sales charges for the California Tax-Free Income Fund, National Tax-Free Income Fund, Municipal High Income Fund and New York Tax-Free Income Fund, respectively.

TRANSFER AGENCY SERVICE FEES

     PaineWebber provides transfer agency related services to each Fund pursuant to a delegation of authority from PFPC Inc., each Funds' transfer agent, and is compensated for these services by PFPC Inc., not the Funds. For the six months ended August 31, 2000, PaineWebber received from PFPC Inc., not the Funds, approximately 48%, 47%, 53% and 53% of the total transfer agency and related service fees collected by PFPC Inc. from the California Tax-Free Income Fund, National Tax-Free Income Fund, Municipal High Income Fund and New York Tax-Free Income Fund, respectively.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at August 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     At August 31, 2000 the components of net unrealized appreciation/(depreciation) of investments were as follows:

                                                                          CALIFORNIA     NATIONAL      MUNICIPAL     NEW YORK
                                                                           TAX-FREE      TAX-FREE        HIGH        TAX-FREE
                                                                          INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                                          -----------   -----------   -----------   -----------
Gross appreciation (investments having an excess of value over cost) ..   $ 2,505,654   $ 5,744,778   $ 1,212,966    $ 973,985
Gross depreciation (investments having an excess of cost over value) ..    (1,707,794)   (6,193,331)   (5,417,255)    (461,069)
                                                                          -----------   -----------   -----------     --------
Net unrealized appreciation (depreciation) of investments .............   $  797,860    $ (448,553)   $(4,204,289)   $ 512,916
                                                                          ===========   ===========   ===========    =========

     For the six months ended August 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                                           CALIFORNIA     NATIONAL      MUNICIPAL     NEW YORK
                                                                            TAX-FREE      TAX-FREE        HIGH        TAX-FREE
                                                                          INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                                          -----------   -----------   -----------   -----------
Purchases .............................................................   $10,584,433   $10,533,635    $4,927,560   $  922,080
Sales .................................................................   $15,708,350   $20,368,001    $5,032,631   $3,199,510

FEDERAL TAX STATUS

     Each Fund intends to distribute all of its tax-exempt income and any taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for federal income taxes are required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax.

     At February 29, 2000, California Tax-Free Income Fund had $87,023 of capital loss carryforwards available, which will expire by February 28, 2008. To the extent that any net capital loss carryforwards are used, as provided in the regulations, to offset future capital gains, it is probable that the gains so offset will not be distributed. In accordance with U.S. Treasury regulations, California Tax-Free Income Fund, National Tax-Free Income Fund, Municipal High Income Fund and New York Tax-Free Income Fund have elected to defer $1,051,063, $904,221, $774,879 and $56,267, respectively, of realized capital losses arising after October 31, 1999. Such losses are treated for tax purposes as arising on March 1, 2000.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                        CLASS A                      CLASS B                      CLASS C
                                               --------------------------     -----------------------     -----------------------
                                                 SHARES         AMOUNT         SHARES       AMOUNT         SHARES        AMOUNT
                                               ----------    ------------     --------    -----------     --------    -----------
CALIFORNIA TAX-FREE INCOME FUND
SIX MONTHS ENDED AUGUST 31, 2000:

Shares sold ................................      158,082    $  1,642,500      117,371    $ 1,233,675       40,063    $   421,059
Shares repurchased .........................     (840,785)     (8,682,175)    (141,861)    (1,481,001)    (158,066)    (1,643,464)
Shares converted from Class B to
  Class A ..................................       45,142         469,933      (45,111)      (469,933)      --             --
Dividends reinvested .......................      119,234       1,243,884       11,777        122,939       22,415        233,741
                                               ----------    ------------     --------    -----------     --------    -----------
Net increase (decrease) ....................     (518,327)   $ (5,325,858)     (57,824)   $  (594,320)     (95,588)   $  (988,664)
                                               ==========    ============     ========    ===========     ========    ===========

YEAR ENDED FEBRUARY 29, 2000:

Shares sold ................................      915,972    $  9,834,294      369,791    $ 3,968,324      410,125    $ 4,394,795
Shares repurchased .........................   (2,399,039)    (25,341,594)    (261,113)    (2,778,906)    (538,948)    (5,693,149)
Shares converted from Class B to
  Class A ..................................      328,699       3,511,832     (328,493)    (3,511,832)      --             --
Dividends reinvested .......................      282,005       2,976,203       26,168        275,576       53,599        565,072
                                               ----------    ------------     --------    -----------     --------    -----------
Net increase (decrease) ....................     (872,363)   $ (9,019,265)    (193,647)   $(2,046,838)     (75,224)   $  (733,282)
                                               ==========    ============     ========    ===========     ========    ===========

NATIONAL TAX-FREE INCOME FUND
SIX MONTHS ENDED AUGUST 31, 2000:

Shares sold ................................      463,717    $  4,963,476      191,923    $ 2,075,317       63,340    $   689,909
Shares repurchased .........................   (1,526,144)    (16,452,832)    (150,573)    (1,629,041)    (434,211)    (4,700,871)
Shares converted from Class B to
  Class A ..................................      107,249       1,158,067     (107,249)    (1,158,067)      --             --
Dividends reinvested .......................      298,039       3,225,611       12,589        136,179       63,384        685,947
                                               ----------    ------------     --------    -----------     --------    -----------
Net decrease ...............................     (657,139)   $ (7,105,678)     (53,310)   $  (575,612)    (307,487)   $(3,325,015)
                                               ==========    ============     ========    ===========     ========    ===========

YEAR ENDED FEBRUARY 29, 2000:

Shares sold ................................    1,126,295    $ 12,518,003      429,819    $ 4,792,132      438,033    $ 4,934,806
Shares repurchased .........................   (3,655,632)    (40,601,475)    (289,243)    (3,222,795)    (996,202)   (10,951,170)
Shares converted from Class B to
  Class A ..................................      699,252       7,834,170     (698,899)    (7,834,170)      --             --
Dividends reinvested .......................      679,864       7,531,233       35,090        389,642      153,137      1,695,260
                                               ----------    ------------     --------    -----------     --------    -----------
Net increase (decrease) ....................   (1,150,221)   $(12,718,069)    (523,233)   $(5,875,191)    (405,032)   $(4,321,104)
                                               ==========    ============     ========    ===========     ========    ===========

                                                        CLASS Y
                                                ------------------------
                                                 SHARES         AMOUNT
                                                --------      ----------
CALIFORNIA TAX-FREE INCOME FUND
SIX MONTHS ENDED AUGUST 31, 2000:

Shares sold ................................       9,982      $ 104,619
Shares repurchased .........................        (479)        (5,003)
Shares converted from Class B to
  Class A ..................................      --             --
Dividends reinvested .......................         526          5,496
                                                --------      ---------
Net increase (decrease) ....................      10,029      $ 105,112
                                                ========      =========

YEAR ENDED FEBRUARY 29, 2000:

Shares sold ................................      23,563      $ 252,845
Shares repurchased .........................     (17,454)      (191,436)
Shares converted from Class B to
  Class A ..................................      --             --
Dividends reinvested .......................         970         10,262
                                                --------      ---------
Net increase (decrease) ....................       7,079      $  71,671
                                                ========      =========

NATIONAL TAX-FREE INCOME FUND
SIX MONTHS ENDED AUGUST 31, 2000:

Shares sold ................................       3,451      $  36,889
Shares repurchased .........................     (14,391)      (154,137)
Shares converted from Class B to
  Class A ..................................      --             --
Dividends reinvested .......................       1,621         17,553
                                                --------      ---------
Net decrease ...............................      (9,319)     $ (99,695)
                                                ========      =========

YEAR ENDED FEBRUARY 29, 2000:

Shares sold ................................      54,252      $ 604,673
Shares repurchased .........................     (15,676)      (173,005)
Shares converted from Class B to
  Class A ..................................      --             --
Dividends reinvested .......................       2,811         30,883
                                                --------      ---------
Net increase (decrease) ....................      41,387      $ 462,551
                                                ========      =========

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



SHARES OF BENEFICIAL INTEREST (CONCLUDED)

                                                        CLASS A                      CLASS B                      CLASS C
                                               --------------------------     -----------------------     -----------------------
                                                 SHARES         AMOUNT         SHARES       AMOUNT         SHARES        AMOUNT
                                               ----------    ------------     --------    -----------     --------    -----------
MUNICIPAL HIGH INCOME FUND
SIX MONTHS ENDED AUGUST 31, 2000:

Shares sold ................................      234,982    $  2,296,155      123,053    $ 1,205,669       40,974    $   401,454
Shares repurchased .........................     (569,891)     (5,582,292)    (204,741)    (1,998,722)    (329,838)    (3,222,997)
Shares converted from Class B to
  Class A ..................................       79,895         783,297      (79,969)      (783,297)      --             --
Dividends reinvested .......................       92,104         902,421       16,999        166,587       31,361        307,403
                                               ----------    ------------     --------    -----------     --------    -----------
Net decrease ...............................     (162,910)   $ (1,600,419)    (144,658)   $(1,409,763)    (257,503)   $(2,514,140)
                                               ==========    ============     ========    ===========     ========    ===========

YEAR ENDED FEBRUARY 29, 2000:

Shares sold ................................    1,755,817    $ 18,009,982      437,111    $ 4,559,798      420,773    $ 4,403,449
Shares repurchased .........................   (2,104,312)    (21,542,166)    (421,705)    (4,311,469)    (730,607)    (7,562,182)
Shares converted from Class B to
  Class A ..................................      353,637       3,687,065     (352,821)    (3,687,065)      --             --
Dividends reinvested .......................      204,441       2,120,435       40,698        421,854       81,474        843,969
                                               ----------    ------------     --------    -----------     --------    -----------
Net increase (decrease) ....................      209,583    $  2,275,316     (296,717)   $(3,016,882)    (228,360)   $(2,314,764)
                                               ==========    ============     ========    ===========     ========    ===========

NEW YORK TAX-FREE INCOME FUND
SIX MONTHS ENDED AUGUST 31, 2000:

Shares sold ................................      103,647    $  1,062,739       12,725    $   129,713       23,577    $   239,295
Shares repurchased .........................     (196,890)     (2,000,202)     (65,608)      (668,427)     (77,289)      (780,118)
Shares converted from Class B to
  Class A ..................................       18,010         181,571      (17,979)      (181,571)      --             --
Dividends reinvested .......................       32,469         330,478        2,178         22,170       15,388        156,690
                                               ----------    ------------     --------    -----------     --------    -----------
Net increase (decrease) ....................      (42,764)   $   (425,414)     (68,684)   $  (698,115)     (38,324)   $  (384,133)
                                               ==========    ============     ========    ===========     ========    ===========

YEAR ENDED FEBRUARY 29, 2000:

Shares sold ................................      197,037    $  2,031,833       58,905    $   613,987       58,584    $   616,585
Shares repurchased .........................     (615,402)     (6,440,717)     (88,166)      (927,749)    (234,040)    (2,416,919)
Shares converted from Class B to
  Class A ..................................      155,800       1,620,075     (155,863)    (1,620,075)      --             --
Dividends reinvested .......................       82,217         850,245        9,486         98,981       40,781        421,578
                                               ----------    ------------     --------    -----------     --------    -----------
Net increase (decrease) ....................     (180,348)   $ (1,938,564)    (175,638)   $(1,834,856)    (134,675)   $(1,378,756)
                                               ==========    ============     ========    ===========     ========    ===========

                                                        CLASS Y
                                                ------------------------
                                                 SHARES         AMOUNT
                                                --------      ----------
MUNICIPAL HIGH INCOME FUND
SIX MONTHS ENDED AUGUST 31, 2000:

Shares sold ................................       7,821      $  76,621
Shares repurchased .........................     (10,598)      (104,664)
Shares converted from Class B to
  Class A ..................................       --             --
Dividends reinvested .......................         722          7,078
                                                --------      ---------
Net decrease ...............................      (2,055)     $ (20,965)
                                                ========      =========

YEAR ENDED FEBRUARY 29, 2000:

Shares sold ................................      43,599      $ 449,706
Shares repurchased .........................     (59,615)      (599,724)
Shares converted from Class B to
  Class A ..................................       --            --
Dividends reinvested .......................       2,542         26,302
                                                --------      ---------
Net increase (decrease) ....................     (13,474)     $(123,716)
                                                ========      =========

NEW YORK TAX-FREE INCOME FUND
SIX MONTHS ENDED AUGUST 31, 2000:

Shares sold ................................       3,458      $  34,364
Shares repurchased .........................        (575)        (5,825)
Shares converted from Class B to
  Class A ..................................       --            --
Dividends reinvested .......................         202          2,060
                                                --------      ---------
Net increase (decrease) ....................       3,085      $  30,599
                                                ========      =========

YEAR ENDED FEBRUARY 29, 2000:

Shares sold ................................       7,061      $  71,479
Shares repurchased .........................      (2,598)       (26,880)
Shares converted from Class B to
  Class A ..................................       --            --
Dividends reinvested .......................         214          2,173
                                                --------      ---------
Net increase (decrease) ....................       4,677      $  46,772
                                                ========      =========

PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                            CLASS A
                                                           ------------------------------------------------------------------------
                                                             FOR THE                               FOR THE
                                                           SIX MONTHS      FOR THE                 YEARS                 FOR THE
                                                              ENDED         YEAR                    ENDED                 YEAR
                                                            AUGUST 31,      ENDED                FEBRUARY 28,             ENDED
                                                              2000       FEBRUARY 29,   ----------------------------   FEBRUARY 29,
                                                           (UNAUDITED)       2000        1999       1998       1997        1996
                                                           -----------   ------------   ------     ------     ------   ------------
Net asset value, beginning of period ...................      $10.17        $11.18      $11.39     $10.91     $11.02      $10.68
                                                              ------        ------      ------     ------     ------      ------
Net investment income ..................................        0.26          0.51        0.52       0.51       0.52        0.57
Net realized and unrealized gains (losses) from
  investments and futures ..............................        0.63         (0.95)       0.11       0.48      (0.11)       0.34
                                                              ------        ------      ------     ------     ------      ------
Net increase (decrease) from investment operations .....        0.89         (0.44)       0.63       0.99       0.41        0.91
                                                              ------        ------      ------     ------     ------      ------
Dividends from net investment income ...................       (0.26)        (0.51)      (0.52)     (0.51)     (0.52)      (0.57)
Distributions from net realized gains from investment
  transactions .........................................        --           (0.06)      (0.32)      --         --          --
                                                              ------        ------      ------     ------     ------      ------
Total dividends and distributions to shareholders ......       (0.26)        (0.57)      (0.84)     (0.51)     (0.52)      (0.57)
                                                              ------        ------      ------     ------     ------      ------
Net asset value, end of period .........................      $10.80        $10.17      $11.18     $11.39     $10.91      $11.02
                                                              ======        ======      ======     ======     ======      ======
Total investment return (1) ............................        8.91%        (3.96)%      5.90%      9.26%      3.92%       8.68%
                                                              ======        ======      ======     ======     ======      ======
Ratios/Supplemental data:
Net assets, end of period (000's) ......................    $100,184       $99,668    $119,266   $120,804   $127,040    $151,684
Expenses to average net assets, net of waivers from
  adviser ..............................................        0.73%*        0.75%       0.83%      0.98%      0.97%       0.94%
Expenses to average net assets, before waivers from
  adviser ..............................................        0.93%*        0.95%       0.96%      0.98%      0.97%       0.94%
Net investment income to average net assets, net of
  waivers from adviser .................................        4.95%*        4.85%       4.59%      4.56%      4.85%       5.21%
Net investment income to average net assets, before
  waivers from adviser .................................        4.75%*        4.65%       4.46%      4.56%      4.85%       5.21%
Portfolio turnover rate ................................           9%           24%         45%       107%        73%         32%

-----------------------
*   Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized.

                                                                                            CLASS B
                                                           ------------------------------------------------------------------------
                                                             FOR THE                             FOR THE
                                                           SIX MONTHS      FOR THE               YEARS                   FOR THE
                                                              ENDED         YEAR                 ENDED                    YEAR
                                                            AUGUST 31,      ENDED              FEBRUARY 28,               ENDED
                                                               2000      FEBRUARY 29,   ----------------------------   FEBRUARY 29,
                                                           (UNAUDITED)       2000        1999       1998       1997       1996
                                                           -----------   ------------   ------     ------     ------   ------------
Net asset value, beginning of period ...................      $10.18        $11.18      $11.39     $10.92     $11.03      $10.69
                                                              ------        ------      ------     ------     ------      ------
Net investment income ..................................        0.22          0.43        0.43       0.42       0.44        0.48
Net realized and unrealized gains (losses) from
  investments and futures ..............................        0.62         (0.94)       0.11       0.47      (0.11)       0.34
                                                              ------        ------      ------     ------     ------      ------
Net increase (decrease) from investment operations .....        0.84         (0.51)       0.54       0.89       0.33        0.82
                                                              ------        ------      ------     ------     ------      ------
Dividends from net investment income ...................       (0.22)        (0.43)      (0.43)     (0.42)     (0.44)      (0.48)
Distributions from net realized gains from investment
  transactions .........................................        --           (0.06)      (0.32)      --         --          --
                                                              ------        ------      ------     ------     ------      ------
Total dividends and distributions to shareholders ......       (0.22)        (0.49)      (0.75)     (0.42)     (0.44)      (0.48)
                                                              ------        ------      ------     ------     ------      ------
Net asset value, end of period .........................      $10.80        $10.18      $11.18     $11.39     $10.92      $11.03
                                                              ======        ======      ======     ======     ======      ======
Total investment return (1) ............................        8.38%        (4.60)%      5.06%      8.33%      3.14%       7.86%
                                                              ======        ======      ======     ======     ======      ======
Ratios/Supplemental data:
Net assets, end of period (000's) ......................     $10,569       $10,547     $13,756    $16,783    $20,943     $27,175
Expenses to average net assets, net of waivers from
  adviser ..............................................        1.49%*        1.52%       1.59%      1.75%      1.74%       1.70%
Expenses to average net assets, before waivers from
  adviser ..............................................        1.69%*        1.72%       1.72%      1.75%      1.74%       1.70%
Net investment income to average net assets, net of
  waivers from adviser .................................        4.18%*        4.06%       3.81%      3.79%      4.08%       4.45%
Net investment income to average net assets, before
  waivers from adviser .................................        3.98%*        3.86%       3.68%      3.79%      4.08%       4.45%
Portfolio turnover rate ................................           9%           24%         45%       107%        73%         32%

                                                                                            CLASS C
                                                           ------------------------------------------------------------------------
                                                             FOR THE                              FOR THE
                                                           SIX MONTHS       FOR THE                YEARS                 FOR THE
                                                              ENDED          YEAR                  ENDED                   YEAR
                                                            AUGUST 31,       ENDED              FEBRUARY 28,               ENDED
                                                               2000      FEBRUARY 29,   ----------------------------   FEBRUARY 29,
                                                           (UNAUDITED)       2000        1999       1998       1997        1996
                                                           -----------   ------------   ------     ------     ------   ------------
Net asset value, beginning of period ...................      $10.17        $11.17      $11.38     $10.90     $11.02      $10.67
                                                              ------        ------      ------     ------     ------      ------
Net investment income ..................................        0.23          0.46        0.46       0.45       0.47        0.51
Net realized and unrealized gains (losses) from
  investments and futures ..............................        0.62         (0.94)       0.11       0.48      (0.12)       0.35
                                                              ------        ------      ------     ------     ------      ------
Net increase (decrease) from investment operations .....        0.85         (0.48)       0.57       0.93       0.35        0.86
                                                              ------        ------      ------     ------     ------      ------
Dividends from net investment income ...................       (0.23)        (0.46)      (0.46)     (0.45)     (0.47)      (0.51)
Distributions from net realized gains from investment
  transactions .........................................         --          (0.06)      (0.32)       --         --          --
                                                              ------        ------      ------     ------     ------      ------
Total dividends and distributions to shareholders ......       (0.23)        (0.52)      (0.78)     (0.45)     (0.47)      (0.51)
                                                              ------        ------      ------     ------     ------      ------
Net asset value, end of period .........................      $10.79        $10.17      $11.17     $11.38     $10.90      $11.02
                                                              ======        ======      ======     ======     ======      ======
Total investment return (1) ............................        8.53%        (4.36)%      5.35%      8.71%      3.30%       8.22%
                                                              ======        ======      ======     ======     ======      ======
Ratios/Supplemental data:
Net assets, end of period (000's) ......................     $16,202       $16,237     $18,682    $16,522    $17,624     $22,155
Expenses to average net assets, net of waivers from
  adviser ..............................................        1.24%*        1.26%       1.33%      1.50%      1.49%       1.46%
Expenses to average net assets, before waivers from
  adviser ..............................................        1.44%*        1.46%       1.47%      1.50%      1.49%       1.46%
Net investment income to average net assets, net of
  waivers from adviser .................................        4.44%*        4.34%       4.08%      4.05%      4.34%       4.69%
Net investment income to average net assets, before
  waivers from adviser .................................        4.24%*        4.14%       3.94%      4.05%      4.34%       4.69%
Portfolio turnover rate ................................           9%           24%         45%       107%        73%         32%


PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                        CLASS Y
                                                              ----------------------------------------------------------
                                                               FOR THE
                                                              SIX MONTHS       FOR THE        FOR THE        FEBRUARY 5,
                                                                 ENDED           YEAR          YEAR            1998+
                                                               AUGUST 31,       ENDED          ENDED          THROUGH
                                                                 2000        FEBRUARY 29,   FEBRUARY 28,    FEBRUARY 28,
                                                              (UNAUDITED)        2000           1999            1998
                                                              -----------    ------------   ------------    ------------
Net asset value, beginning of period.....................        $10.17         $11.18         $11.38          $11.42
                                                                 ------         ------         ------          ------
Net investment income....................................          0.27           0.54           0.55            0.04
Net realized and unrealized gains (losses) from
  investments and futures................................          0.62          (0.95)          0.12           (0.04)
                                                                 ------         ------         ------          ------
Net increase (decrease) from investment operations.......          0.89          (0.41)          0.67            0.00
                                                                 ------         ------         ------          ------
Dividends from net investment income.....................         (0.27)         (0.54)         (0.55)          (0.04)
Distributions from net realized gains from investment
  transactions...........................................           --           (0.06)         (0.32)            --
                                                                 ------         ------         ------          ------
Total dividends and distributions to shareholders........         (0.27)         (0.60)         (0.87)          (0.04)
                                                                 ------         ------         ------          ------
Net asset value, end of period...........................        $10.79         $10.17         $11.18          $11.38
                                                                 ======         ======         ======          ======
Total investment return (1)..............................          8.96%         (3.73)%         6.28%          (0.34)%
                                                                 ======         ======         ======          ======
Ratios/Supplemental data:
Net assets, end of period (000's) .......................          $486           $356           $312            $114
Expenses to average net assets, net of waivers from
  adviser................................................          0.45%*         0.48%          0.55%           0.76%*
Expenses to average net assets, before waivers from
  adviser................................................          0.65%*         0.68%          0.71%           0.76%*
Net investment income to average net assets, net of
  waivers from adviser...................................          5.22%*          5.16%         4.87%           5.07%*
Net investment income to average net assets, before
  waivers from adviser...................................          5.02%*          4.96%         4.71%           5.07%*
Portfolio turnover rate..................................             9%            24%            45%            107%


---------------
+   Commencement of issuance of shares.
*   Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized.

                (This page has been left blank intentionally.)

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     CLASS A
                                                      ---------------------------------------------------------------------
                                                        FOR THE                            FOR THE
                                                      SIX MONTHS     FOR THE                YEARS                  FOR THE
                                                         ENDED        YEAR                  ENDED                   YEAR
                                                       AUGUST 31,     ENDED               FEBRUARY 28,              ENDED
                                                         2000      FEBRUARY 29,  ------------------------------  FEBRUARY 29,
                                                      (UNAUDITED)      2000        1999       1998       1997        1996
                                                      -----------  ------------  --------   --------   --------  ------------
Net asset value, beginning of period................     $10.66       $11.73       $11.97     $11.55     $11.64       $11.26
                                                         ------       ------       ------     ------     ------       ------
Net investment income...............................       0.28         0.55         0.56       0.56       0.55         0.58
Net realized and unrealized gains (losses) from
  investments and futures...........................       0.40        (1.00)        0.05       0.50      (0.09)        0.39
                                                         ------       ------       ------     ------     ------       ------
Net increase (decrease) from investment operations..       0.68        (0.45)        0.61       1.06       0.46         0.97
                                                         ------       ------       ------     ------     ------       ------
Dividends from net investment income................      (0.28)       (0.55)       (0.56)     (0.56)     (0.55)       (0.59)
Distributions from net realized gains from
  investment transactions...........................        --         (0.07)       (0.29)     (0.08)       --           --
                                                         ------       ------       ------     ------     ------       ------
Total dividends and distributions to shareholders...      (0.28)       (0.62)       (0.85)     (0.64)     (0.55)       (0.59)
                                                         ------       ------       ------     ------     ------       ------
Net asset value, end of period......................     $11.06       $10.66       $11.73     $11.97     $11.55       $11.64
                                                         ======       ======       ======     ======     ======       ======
Total investment return (1).........................       6.49%       (3.91)%       5.31%      9.48%      4.14%        8.75%
                                                         ======       ======       ======     ======     ======       ======
Ratios/Supplemental data:
Net assets, end of period (000's)...................   $194,111     $194,134     $227,151   $229,040   $263,425     $315,899
Expenses to average net assets......................       0.88%*       0.87%        0.94%      0.95%      0.91%        0.93%(2)
Net investment income to average net assets.........       5.10%*       4.96%        4.72%      4.77%      4.85%        5.06%(2)
Portfolio turnover rate.............................         4%           29%          43%        79%        81%          74%


-----------------------
*   Annualized
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(2) These ratios include non-recurring acquisition expenses of 0.03%.

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS B
                                                      ------------------------------------------------------------------------
                                                        FOR THE                               FOR THE
                                                      SIX MONTHS     FOR THE                   YEARS             FOR THE
                                                         ENDED         YEAR                    ENDED               YEAR
                                                       AUGUST 31,      ENDED                FEBRUARY 28,           ENDED
                                                         2000       FEBRUARY 29,   ---------------------------  FEBRUARY 29,
                                                      (UNAUDITED)       2000       1999      1998      1997         1996
                                                      -----------   ------------  -------   -------  --------   ------------
Net asset value, beginning of period................     $10.66        $11.73      $11.97    $11.55    $11.64      $11.26
                                                         ------        ------      ------    ------    ------      ------
Net investment income...............................       0.24          0.46        0.47      0.47      0.46        0.49
Net realized and unrealized gains (losses) from
  investments and futures...........................       0.39         (1.00)       0.05      0.50     (0.09)       0.39
                                                         ------        ------      ------    ------    ------      ------
Net increase (decrease) from investment operations..      (0.63)        (0.54)       0.52      0.97      0.37        0.88
                                                         ------        ------      ------    ------    ------      ------
Dividends from net investment income................      (0.24)        (0.46)      (0.47)    (0.47)    (0.46)      (0.50)
Distributions from net realized gains from
  investment transactions...........................        --          (0.07)      (0.29)    (0.08)      --         --
                                                         ------        ------      ------    ------    ------      ------
Total dividends and distributions to shareholders...      (0.24)        (0.53)      (0.76)    (0.55)    (0.46)      (0.50)
                                                         ------        ------      ------    ------    ------      ------
Net asset value, end of period......................     $11.05        $10.66      $11.73    $11.97    $11.55      $11.64
                                                         ======        ======      ======    ======    ======      ======
Total investment return (1).........................       5.98%        (4.68)%      4.48%     8.62%     3.35%       7.94%
                                                         ======        ======      ======    ======    ======      ======

Ratios/Supplemental data:
Net assets, end of period (000's)...................    $16,329       $16,310     $24,085   $32,815   $40,949     $51,546
Expenses to average net assets......................       1.63%*        1.66%       1.72%     1.73%     1.67%       1.68%(2)
Net investment income to average net assets.........       4.33%*        4.14%       3.93%     3.98%     4.09%       4.31%(2)
Portfolio turnover rate.............................          4%           29%         43%       79%       81%        74%

                                                                                            CLASS C
                                                      ------------------------------------------------------------------------
                                                        FOR THE                              FOR THE
                                                      SIX MONTHS     FOR THE                  YEARS              FOR THE
                                                         ENDED         YEAR                   ENDED               YEAR
                                                       AUGUST 31,      ENDED               FEBRUARY 28,           ENDED
                                                          2000      FEBRUARY 29,  ---------------------------   FEBRUARY 29,
                                                      (UNAUDITED)       2000       1999       1998     1997        1996
                                                      -----------   ------------  -------   --------  -------   ----------
Net asset value, beginning of period................     $10.66        $11.73      $11.97    $11.55    $11.64      $11.26
                                                         ------        ------      ------    ------    ------      ------
Net investment income ..............................       0.25          0.49        0.50      0.50      0.49        0.52
Net realized and unrealized gains (losses) from
  investments and futures...........................       0.39         (1.00)       0.05      0.50     (0.09)       0.39
                                                         ------        ------      ------    ------    ------      ------
Net increase (decrease) from investment operations..       0.64         (0.51)       0.55      1.00      0.40        0.91
                                                         ------        ------      ------    ------    ------      ------
Dividends from net investment income................      (0.25)        (0.49)      (0.50)    (0.50)    (0.49)      (0.53)
Distributions from net realized gains from
  investment transactions...........................        --          (0.07)      (0.29)    (0.08)      --          --
                                                         ------        ------      ------    ------    ------      ------
Total dividends and distributions to shareholders...      (0.25)        (0.56)      (0.79)    (0.58)    (0.49)      (0.53)
                                                         ------        ------      ------    ------    ------      ------
Net asset value, end of period......................     $11.05        $10.66      $11.73    $11.97    $11.55      $11.64
                                                         ======        ======      ======    ======    ======      ======
Total investment return (1).........................       6.11%        (4.42)%      4.76%     8.92%     3.61%       8.19%
                                                         ======        ======      ======    ======    ======      ======
Ratios/Supplemental data:
Net assets, end of period (000's)...................    $37,102       $39,045     $47,722   $49,647   $59,652     $75,076
Expenses to average net assets......................       1.40%*        1.39%       1.47%     1.47%     1.42%       1.45%(2)
Net investment income to average net assets.........       4.58%*        4.43%       4.20%     4.26%     4.34%       4.57%(2)
Portfolio turnover rate.............................          4%           29%         43%       79%       81%         74%


-----------------------
*   Annualized
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(2) These ratios include non-recurring acquisition expenses of 0.03%.

PAINEWEBBER NATIONAL TAX-FREE INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                                                                     CLASS Y
                                                       ---------------------------------------------------------------------

                                                                                                                  FOR THE
                                                         FOR THE                            FOR THE               PERIOD
                                                       SIX MONTHS     FOR THE                YEARS               NOVEMBER 3,
                                                          ENDED        YEAR                  ENDED                 1995+
                                                        AUGUST 31,     ENDED              FEBRUARY 28,            THROUGH
                                                           2000     FEBRUARY 29,  ----------------------------  FEBRUARY 29,
                                                       (UNAUDITED)     2000        1999       1998       1997      1996
                                                       -----------  ------------  ------  ------------  ------  ------------
Net asset value, beginning of period................     $10.66        $11.73     $11.98     $11.55     $11.65     $11.62
                                                         ------        ------     ------     ------     ------     ------
Net investment income...............................       0.29          0.58       0.59       0.59       0.58       0.19
Net realized and unrealized gains (losses) from
  investments and futures...........................       0.41         (1.00)      0.04       0.51      (0.10)      0.01
                                                         ------        ------     ------     ------     ------     ------
Net increase (decrease) from investment operations..       0.70         (0.42)      0.63       1.10       0.48       0.20
                                                         ------        ------     ------     ------     ------     ------
Dividends from net investment income................      (0.30)        (0.58)     (0.59)     (0.59)     (0.58)     (0.17)
Distributions from net realized gains from
  investment transactions...........................        --          (0.07)     (0.29)     (0.08)       --         --
                                                         ------        ------     ------     ------     ------     ------
Total dividends and distributions to
  shareholders......................................      (0.30)        (0.65)     (0.88)     (0.67)     (0.58)     (0.17)
                                                         ------        ------     ------     ------     ------     ------
Net asset value, end of period......................     $11.06        $10.66     $11.73     $11.98     $11.55     $11.65
                                                         ======        ======     ======     ======     ======     ======
Total investment return (1).........................       6.62%        (3.72)%     5.49%      9.87%      4.32%      1.70%
                                                         ======        ======     ======     ======     ======     ======
Ratios/Supplemental data:
Net assets, end of period (000's)...................       $657          $733       $821       $241       $246       $341
Expenses to average net assets......................       0.64%*        0.65%      0.71%      0.68%      0.65%      0.64%(2)*
Net investment income to average net assets.........       5.33%*        5.23%      4.95%      5.04%      5.13%      5.19%(2)*
Portfolio turnover rate.............................          4%           29%        43%        79%        81%        74%


-------------------
+  Commencement of issuance of shares.

*  Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

(2) These ratios include non-recurring acquisition expenses of 0.03%.

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                                                                             55

PAINEWEBBER MUNICIPAL HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                          CLASS A
                                                         -------------------------------------------------------------------------
                                                            FOR THE                               FOR THE
                                                          SIX MONTHS      FOR THE                 YEARS                 FOR THE
                                                             ENDED         YEAR                   ENDED                  YEAR
                                                          AUGUST 31,      ENDED                FEBRUARY 28,              ENDED
                                                             2000      FEBRUARY 29,  ------------------------------   FEBRUARY 29,
                                                         (UNAUDITED)      2000         1999       1998        1997       1996
                                                         -----------  -------------  --------  ------------  -------  ------------
Net asset value, beginning of period ..................    $  9.86        $10.88      $10.96      $10.39     $10.29    $  9.92
                                                         -----------  -------------  --------  ------------  -------  ------------
Net investment income .................................       0.28          0.55        0.55        0.55       0.56       0.62
Net realized and unrealized gains (losses) from
  investments and futures .............................       0.05         (0.96)      (0.07)       0.57       0.10       0.37
                                                         -----------  -------------  --------  ------------  -------  ------------
Net increase (decrease) from investment operations ....       0.33         (0.41)       0.48        1.12       0.66       0.99
                                                         -----------  -------------  --------  ------------  -------  ------------
Dividends from net investment income ..................      (0.28)        (0.55)      (0.55)      (0.55)     (0.56)     (0.62)
Distributions from net realized gains from
  investment transactions .............................        --          (0.06)      (0.01)        --         --         --
                                                         -----------  -------------  --------  ------------  -------  ------------
Total dividends and distributions to shareholders .....      (0.28)        (0.61)      (0.56)      (0.55)     (0.56)     (0.62)
                                                         -----------  -------------  --------  ------------  -------  ------------
Net asset value, end of period ........................    $  9.91       $  9.86      $10.88      $10.96     $10.39     $10.29
                                                         ===========  =============  ========  ============  =======  ============
Total investment return (1) ...........................       3.38%        (3.91)%      4.80%      11.06%      6.61%     10.18%
                                                         ===========  =============  ========  ============  =======  ============
Ratios/Supplemental data:
Net assets, end of period (000's) .....................    $61,311       $62,568     $66,771     $59,288    $52,593    $57,280

Expenses to average net assets ........................       1.12%*        1.05%       1.12%       1.22%      1.15%      1.10%

Net investment income to average net assets ...........       5.51%*        5.27%       5.02%       5.15%      5.49%      5.94%

Portfolio turnover rate ...............................          5%           19%         26%         22%        64%        48%

-------------------
*   Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER MUNICIPAL HIGH INCOME FUND

                                                                                           CLASS B
                                                         -------------------------------------------------------------------------
                                                            FOR THE                             FOR THE
                                                          SIX MONTHS    FOR THE                   YEARS                FOR THE
                                                             ENDED        YEAR                    ENDED                  YEAR
                                                          AUGUST 31,      ENDED                FEBRUARY 28,              ENDED
                                                             2000      FEBRUARY 29,  -------------------------------  FEBRUARY 29,
                                                         (UNAUDITED)      2000         1999        1998        1997       1996
                                                         -----------  -------------  --------  ------------  -------  ------------
Net asset value, beginning of period ..................    $  9.85       $10.87       $10.96      $10.39      $10.29      $  9.92
                                                         -----------  -------------  --------  ------------  -------  ------------
Net investment income .................................       0.24         0.47         0.47        0.47        0.48         0.54
Net realized and unrealized gains (losses) from
  investments and futures .............................       0.06        (0.96)       (0.08)       0.57        0.10         0.37
                                                         -----------  -------------  --------  ------------  -------  ------------
Net increase (decrease) from investment operations ....       0.30        (0.49)        0.39        1.04        0.58         0.91
                                                         -----------  -------------  --------  ------------  -------  ------------
Dividends from net investment income ..................      (0.24)       (0.47)       (0.47)      (0.47)      (0.48)       (0.54)
Distributions from net realized gains from
  investment transactions .............................         --        (0.06)       (0.01)        --          --          --
                                                         -----------  -------------  --------  ------------  -------  ------------
Total dividends and distributions to shareholders .....      (0.24)       (0.53)       (0.48)      (0.47)      (0.48)       (0.54)
                                                         -----------  -------------  --------  ------------  -------  ------------
Net asset value, end of period ........................    $  9.91      $  9.85       $10.87      $10.96      $10.39       $10.29
                                                         ===========  =============  ========  ============  =======  ============
Total investment return (1) ...........................       3.08%       (4.65)%       3.87%      10.23%       5.82%        9.36%
                                                         ===========  =============  ========  ============  =======  ============
Ratios/Supplemental data:
Net assets, end of period (000's) .....................    $12,646      $13,999      $18,675     $18,097     $19,427      $23,868

Expenses to average net assets ........................       1.89%*       1.81%        1.88%       1.98%       1.90%        1.85%

Net investment income to average net assets ...........       4.74%*       4.48%        4.24%       4.39%       4.73%        5.19%

Portfolio turnover rate ...............................          5%          19%          26%         22%         64%          48%

                                                                                         CLASS C
                                                         --------------------------------------------------------------------------
                                                           FOR THE                               FOR THE
                                                         SIX MONTHS     FOR THE                   YEARS                 FOR THE
                                                            ENDED         YEAR                    ENDED                  YEAR
                                                          AUGUST 31,      ENDED                FEBRUARY 28,              ENDED
                                                             2000      FEBRUARY 29,  -------------------------------   FEBRUARY 29,
                                                         (UNAUDITED)       2000        1999        1998       1997         1996
                                                         -----------  -------------  --------  ------------  -------   ------------
Net asset value, beginning of period ..................     $  9.85       $10.88      $10.96      $10.39      $10.29    $  9.92
                                                         -----------  -------------  --------  ------------  -------   ------------
Net investment income .................................        0.25         0.50        0.49        0.50        0.51       0.56
Net realized and unrealized gains (losses) from
  investments and futures .............................        0.06        (0.97)      (0.07)       0.57        0.10       0.37
                                                         -----------  -------------  --------  ------------  -------   ------------
Net increase (decrease) from investment operations ....        0.31        (0.47)       0.42        1.07        0.61       0.93
                                                         -----------  -------------  --------  ------------  -------   ------------
Dividends from net investment income ..................       (0.25)       (0.50)      (0.49)      (0.50)      (0.51)     (0.56)
Distributions from net realized gains from
  investment transactions .............................         --         (0.06)      (0.01)        --          --        --
                                                         -----------  -------------  --------  ------------  -------   ------------
Total dividends and distributions to shareholders .....       (0.25)       (0.56)      (0.50)      (0.50)      (0.51)     (0.56)
                                                         -----------  -------------  --------  ------------  -------   ------------
Net asset value, end of period ........................     $  9.91      $  9.85      $10.88      $10.96      $10.39     $10.29
                                                         ===========  =============  ========  ============  =======  ============
Total investment return (1) ...........................        3.22%       (4.49)%      4.25%      10.51%       6.08%     9.64%
                                                         ===========  =============  ========  ============  =======  ============
Ratios/Supplemental data:
Net assets, end of period (000's) .....................     $17,380      $19,819     $24,355     $21,982     $16,967   $20,700

Expenses to average net assets ........................        1.63%*       1.55%       1.62%       1.72%       1.66%     1.60%

Net investment income to average net assets ...........        5.01%*       4.76%       4.52%       4.64%       4.98%     5.45%

Portfolio turnover rate ...............................           5%          19%         26%         22%         64%       48%

--------------------
*   Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER MUNICIPAL HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS Y
                                                                  ------------------------------------------------------
                                                                                                           FOR THE
                                                                    FOR THE                                  PERIOD
                                                                  SIX MONTHS     FOR THE     FOR THE       FEBRUARY 5,
                                                                     ENDED        YEAR        YEAR            1998
                                                                  AUGUST 31,      ENDED       ENDED          THROUGH
                                                                     2000      FEBRUARY 29,  FEBRUARY 28,  FEBRUARY 28,
                                                                  (UNAUDITED)      2000        1999           1998
                                                                  -----------  ------------  ------------  -------------
Net asset value, beginning of period .................               $  9.86        $10.88       $10.97        $10.98
                                                                  -----------  ------------  ------------  -------------
Net investment income.................................                  0.29          0.57         0.58          0.04
Net realized and unrealized gains
  (losses) from investments and futures ..............                  0.06         (0.96)       (0.08)        (0.01)
                                                                  -----------  ------------  ------------  -------------
Net increase (decrease) from investment operations ...                  0.35         (0.39)        0.50          0.03
                                                                  -----------  ------------  ------------  -------------
Dividends from net investment income .................                 (0.29)        (0.57)       (0.58)        (0.04)
Distributions from net realized gains from
  investment transactions ............................                   --          (0.06)       (0.01)          --
                                                                  -----------  ------------  ------------  -------------
Total dividends and distributions to shareholders ....                 (0.29)        (0.63)       (0.59)        (0.04)
                                                                  -----------  ------------  ------------  -------------
Net asset value, end of period .......................               $  9.92       $  9.86       $10.88        $10.97
                                                                  ===========  ============  ============  =============
Total investment return (1) ..........................                  3.55%        (3.73)%       4.96%        (0.09)%
                                                                  ===========  ============  ============  =============
Ratios/Supplemental data:
Net assets, end of period (000's) ....................                  $223          $242         $414           $56

Expenses to average net assets .......................                  0.87%*        0.86%        0.87%         1.00%*

Net investment income to average net assets ..........                  5.75%*        5.45%        5.28%         5.44%*

Portfolio turnover rate ..............................                     5%           19%          26%           22%

-------------------
+  Commencement of issuance of shares.
*  Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

               (This page has been left blank intentionally.)

PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                        CLASS A
                                                         -----------------------------------------------------------------------
                                                            FOR THE                             FOR THE
                                                          SIX MONTHS      FOR THE                YEARS                FOR THE
                                                             ENDED         YEAR                  ENDED                 YEAR
                                                          AUGUST 31,       ENDED              FEBRUARY 28,             ENDED
                                                             2000      FEBRUARY 29,   ---------------------------   FEBRUARY 29,
                                                         (UNAUDITED)       2000         1999      1998      1997        1996
                                                         -----------   ------------   -------   -------   -------   ------------
Net asset value, beginning of period..................      $ 9.99        $11.03       $11.12    $10.66    $10.71      $10.27
                                                            ------        ------       ------    ------    ------      ------
Net investment income.................................        0.24          0.48         0.53      0.51      0.51        0.54
Net realized and unrealized gains (losses)
  from investments and futures........................        0.43         (0.95)        0.15      0.46     (0.05)       0.45
                                                            ------        ------       ------    ------    ------      ------
Net increase (decrease) from investment operations....        0.67         (0.47)        0.68      0.97      0.46        0.99
                                                            ------        ------       ------    ------    ------      ------
Dividends from net investment income..................       (0.24)        (0.48)       (0.53)    (0.51)    (0.51)      (0.55)
Distributions from net realized gains from investment
  transactions........................................        --           (0.09)       (0.24)     --        --          --
                                                            ------        ------       ------    ------    ------      ------
Total dividends and distributions to shareholders.....       (0.24)        (0.57)       (0.77)    (0.51)    (0.51)      (0.55)
                                                            ------        ------       ------    ------    ------      ------
Net asset value, end of period........................      $10.42        $ 9.99       $11.03    $11.12    $10.66      $10.71
                                                            ======        ======       ======    ======    ======      ======
Total investment return (1)...........................        6.77%        (4.33)%       6.24%     9.36%     4.49%       9.83%
                                                            ======        ======       ======    ======    ======      ======

Ratios/Supplemental data:
Net assets, end of period (000's).....................     $23,331       $22,810      $27,171   $23,694   $23,160     $28,734
Expenses to average net assets, net of waivers from
  adviser.............................................        1.02%*        1.02%        1.02%     1.02%     1.02%       1.02%
Expenses to average net assets, before waivers from
  adviser.............................................        1.31%*        1.34%        1.27%     1.28%     1.50%       1.15%
Net investment income to average net assets, net of
  waivers from adviser................................        4.58%*        4.56%        4.46%     4.74%     4.91%       5.11%
Net investment income to average net assets, before
  waivers from adviser................................        4.29%*        4.24%        4.21%     4.48%     4.42%       4.98%
Portfolio turnover rate...............................           3%           19%          44%       34%       40%         13%

-----------------
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

                                                                                         CLASS B
                                                         --------------------------------------------------------------------
                                                            FOR THE                           FOR THE
                                                          SIX MONTHS     FOR THE               YEARS               FOR THE
                                                             ENDED        YEAR                 ENDED                YEAR
                                                          AUGUST 31,      ENDED              FEBRUARY 28,           ENDED
                                                             2000      FEBRUARY 29,   ------------------------   FEBRUARY 29,
                                                         (UNAUDITED)       2000        1999     1998     1997        1996
                                                         -----------   ------------   ------   ------   ------   ------------
Net asset value, beginning of period..................      $ 9.99        $11.03      $11.12   $10.65   $10.71      $10.27
                                                            ------        ------      ------   ------   ------      ------
Net investment income.................................        0.20          0.40        0.44     0.43     0.44        0.47
Net realized and unrealized gains (losses)
  from investments and futures........................        0.42         (0.95)       0.15     0.47    (0.06)       0.44
                                                            ------        ------      ------   ------   ------      ------
Net increase (decrease) from investment operations....        0.62         (0.55)       0.59     0.90     0.38        0.91
                                                            ------        ------      ------   ------   ------      ------
Dividends from net investment income..................       (0.20)        (0.40)      (0.44)   (0.43)   (0.44)      (0.47)
Distributions from net realized gains from investment
  transactions........................................        --           (0.09)      (0.24)    --       --          --
                                                            ------        ------      ------   ------   ------      ------
Total dividends and distributions to shareholders.....       (0.20)        (0.49)      (0.68)   (0.43)   (0.44)      (0.47)
                                                            ------        ------      ------   ------   ------      ------
Net asset value, end of period........................      $10.41        $ 9.99      $11.03   $11.12   $10.65      $10.71
                                                            ======        ======      ======   ======   ======      ======
Total investment return (1)...........................        6.26%        (5.05)%      5.40%    8.65%    3.62%       9.01%
                                                            ======        ======      ======   ======   ======      ======

Ratios/Supplemental data:
Net assets, end of period (000's).....................      $3,133        $3,692      $6,013   $7,829   $9,462     $11,862
Expenses to average net assets, net of waivers from
  adviser.............................................        1.77%*        1.77%       1.77%    1.77%    1.76%       1.77%
Expenses to average net assets, before waivers from
  adviser.............................................        2.07%*        2.09%       2.02%    2.05%    2.27%       1.89%
Net investment income to average net assets, net of
  waivers from adviser................................        3.84%*        3.77%       3.70%    3.99%    4.16%       4.36%
Net investment income to average net assets, before
  waivers from adviser................................        3.54%*        3.45%       3.45%    3.70%    3.65%       4.24%
Portfolio turnover rate...............................           3%           19%         44%      34%      40%         13%

                                                                                  CLASS C
                                                           -----------------------------------------------------------------------
                                                             FOR THE                              FOR THE
                                                            SIX MONTHS     FOR THE                 YEARS                FOR THE
                                                              ENDED         YEAR                   ENDED                 YEAR
                                                            AUGUST 31,      ENDED               FEBRUARY 28,             ENDED
                                                               2000      FEBRUARY 29,   ---------------------------   FEBRUARY 29,
                                                           (UNAUDITED)       2000         1999      1998      1997        1996
                                                           -----------   ------------   -------   -------   -------   ------------
Net asset value, beginning of period....................      $10.00        $11.04       $11.12    $10.66    $10.71      $10.28
                                                              ------        ------       ------    ------    ------      ------
Net investment income...................................        0.21          0.42         0.47      0.46      0.46        0.49
Net realized and unrealized gains (losses)
  from investments and futures..........................        0.42         (0.95)        0.16      0.46     (0.05)       0.43
                                                              ------        ------       ------    ------    ------      ------
Net increase (decrease) from investment operations......        0.63         (0.53)        0.63      0.92      0.41        0.92
                                                              ------        ------       ------    ------    ------      ------
Dividends from net investment income....................       (0.21)        (0.42)       (0.47)    (0.46)    (0.46)      (0.49)
Distributions from net realized gains from investment
  transactions..........................................        --           (0.09)       (0.24)     --        --          --
                                                              ------        ------       ------    ------    ------      ------
Total dividends and distributions to shareholders.......       (0.21)        (0.51)       (0.71)    (0.46)    (0.46)      (0.49)
                                                              ------        ------       ------    ------    ------      ------
Net asset value, end of period..........................      $10.42        $10.00       $11.04    $11.12    $10.66      $10.71
                                                              ======        ======       ======    ======    ======      =======
Total investment return (1).............................        6.39%        (4.80)%       5.78%     8.82%     3.98%       9.17%
                                                              ======        ======       ======    ======    ======      =======

Ratios/Supplemental data:
Net assets, end of period (000's).......................      $9,340        $9,344      $11,802   $12,966   $13,786     $17,849
Expenses to average net assets, net of waivers from
  adviser...............................................        1.52%*        1.52%        1.52%     1.52%     1.52%       1.52%
Expenses to average net assets, before waivers from
  adviser...............................................        1.81%*        1.83%        1.77%     1.78%     2.04%       1.64%
Net investment income to average net assets, net of
  waivers from adviser..................................        4.08%*        4.06%        3.97%     4.24%     4.41%       4.61%
Net investment income to average net assets, before
  waivers from adviser..................................        3.79%*        3.75%        3.72%     3.98%     3.89%       4.50%
Portfolio turnover rate.................................           3%           19%          44%       34%       40%         13%

-----------------
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                  CLASS Y
                                                                                -----------------------------------------
                                                                                  FOR THE                     FOR THE
                                                                                SIX MONTHS      FOR THE        PERIOD
                                                                                   ENDED         YEAR        MAY 21, 1998+
                                                                                AUGUST 31,       ENDED         THROUGH
                                                                                   2000       FEBRUARY 29,   FEBRUARY 28,
                                                                                (UNAUDITED)       2000           1999
                                                                                -----------   ------------   ------------
Net asset value, beginning of period.........................................     $ 9.99         $11.03         $11.08
                                                                                  ------         ------         ------
Net investment income........................................................       0.25           0.50           0.40
Net realized and unrealized gains (losses) from investments and futures......       0.43          (0.95)          0.19
                                                                                  ------         ------         ------
Net increase (decrease) from investment operations...........................       0.68          (0.45)          0.59
                                                                                  ------         ------         ------
Dividends from net investment income.........................................      (0.25)         (0.50)         (0.40)
Distributions from net realized gains from investment transactions...........       --            (0.09)         (0.24)
                                                                                  ------         ------         ------
Total dividends and distributions to shareholders............................      (0.25)         (0.59)         (0.64)
                                                                                  ------         ------         ------
Net asset value, end of period...............................................     $10.42         $ 9.99         $11.03
                                                                                  ======         ======         ======
Total investment return (1)..................................................       6.91%         (4.10)%         5.39%
                                                                                  ======         ======         ======

Ratios/Supplemental data:
Net assets, end of period (000's)............................................       $100            $65            $21
Expenses to average net assets, net of waivers from adviser..................       0.77%*         0.77%          0.77%*
Expenses to average net assets, before waivers from adviser..................       1.00%*         1.05%          1.03%*
Net investment income to average net assets, net of waivers from adviser.....       4.81%*         4.92%          4.71%*
Net investment income to average net assets, before waivers from adviser.....       4.58%*         4.64%          4.44%*
Portfolio turnover rate......................................................          3%            19%            44%


-----------------
+    Commencement of issuance of shares.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

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                                                                              63

 ...............................................................................

TRUSTEES
E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
PRESIDENT

Amy Doberman
VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Elbridge T. Gerry III
VICE PRESIDENT

William W. Veronda
VICE PRESIDENT


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER FINANCIAL ADVISOR OR CORRESPONDENT FIRM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUNDS WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

PAINEWEBBER
SEMIANNUAL REPORT

---------------------------------------------------
TAX-FREE

BOND FUNDS



CALIFORNIA TAX-FREE INCOME FUND
NATIONAL TAX-FREE INCOME FUND
MUNICIPAL HIGH INCOME FUND
NEW YORK TAX-FREE INCOME FUND


                                 AUGUST 31, 2000

--

PaineWebber offers a family of 26 funds which encompass a diversified range of investment goals.

BOND FUNDS
-  High Income Fund
-  Investment Grade Income Fund
-  Low Duration U.S. Government Income Fund
-  Strategic Income Fund
-  U.S. Government Income Fund

TAX-FREE BOND FUNDS
-  California Tax-Free Income Fund
-  Municipal High Income Fund
-  National Tax-Free Income Fund
-  New York Tax-Free Income Fund

STOCK FUNDS
-  Enhanced S&P 500 Fund
-  Enhanced Nasdaq-100 Fund
-  Financial Services Growth Fund
-  Growth Fund
-  Growth and Income Fund
-  Mid Cap Fund
-  Small Cap Fund
-  S&P 500 Index Fund
-  Strategy Fund
-  Tax-Managed Equity Fund

ASSET ALLOCATION FUNDS
-  Balanced Fund
-  Tactical Allocation Fund

GLOBAL FUNDS
-  Asia Pacific Growth Fund
-  Emerging Markets Equity Fund
-  Global Equity Fund
-  Global Income Fund

PAINEWEBBER MONEY MARKET FUND


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